               --------------------------------------------------

                              BRINSON SERIES TRUST

                 ---------------------------------------------

                        --------------------------------

                           NOTICE OF SPECIAL MEETING
                         TO BE HELD ON OCTOBER 25, 2001
                                      AND
                                PROXY STATEMENT

                        --------------------------------

                              BRINSON SERIES TRUST

                                                                 October 9, 2001

Dear Variable Annuity Contract Owner:

    Your insurance company offers variable annuity contracts in a separate account (the "Separate Account"), a unit investment trust, which consists of certain investment divisions (the "Divisions"), each of which is available under an annuity contract (each a "Contract") funded through the Separate Account. If you've had your Contract for some time, you'll recall that your insurance company periodically asks you to tell it how you would like it to represent your interests at meetings of shareholders of Brinson Series Trust (the "Brinson Trust"). The issues that are considered at shareholder meetings generally have to do with the management of the Brinson Trust and/or the various portfolios within the Brinson Trust. The Brinson Trust is a family of portfolios, some of which underlie the investment options in your Contract, and it includes the Balanced Portfolio, the Global Equity Portfolio, the Global Income Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the High Grade Fixed Income Portfolio, the High Income Portfolio, the Small Cap Portfolio, and the Strategic Income Portfolio.

    Included in this booklet is information about the upcoming shareholders' meeting (the "Special Meeting"):

    - A NOTICE OF A SPECIAL MEETING OF THE SHAREHOLDERS OF EACH OF THE BRINSON PORTFOLIOS, which summarizes the issues for which you are being asked to provide voting instructions;

    - AN INFORMATION STATEMENT, which outlines the voting procedures; and

    - A PROSPECTUS/PROXY STATEMENT FOR THE SPECIAL MEETING, which provides comprehensive information on the specific issues being considered at the Special Meeting.

    ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

    We encourage you to review each of these items thoroughly. Once you've determined how you would like your insurance company to vote your shares at the Special Meeting, please mark your preferences on your ballot, making sure that you sign and date your ballot before mailing it to us in the postage-paid return envelope. A prompt response on your part will help to ensure that your interests are represented.

                                 Sincerely,

                                 Brian M. Storms
                                 PRESIDENT
                                 BRINSON SERIES TRUST

                                ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF BRINSON SERIES TRUST
                               BALANCED PORTFOLIO
                            GLOBAL EQUITY PORTFOLIO
                            GLOBAL INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                                GROWTH PORTFOLIO
                       HIGH GRADE FIXED INCOME PORTFOLIO
                             HIGH INCOME PORTFOLIO
                              SMALL CAP PORTFOLIO
                           STRATEGIC INCOME PORTFOLIO

                         TO BE HELD ON OCTOBER 25, 2001

                                ----------------

Dear Variable Annuity Contract Owner:

    The net purchase payments made under your insurance company variable annuity contract ("Contract") have been allocated at your direction to investment divisions of a separate account. The divisions of this separate account invest in one or more corresponding series of Brinson Series Trust (the "Brinson Trust"), an open-end management investment company, including one or more of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio (the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio (the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio") (each a "Brinson Portfolio").

    As a contract owner of record at the close of business on August 10, 2001 (the "Record Date") (a "Contract Owner"), you are entitled to instruct your insurance company as to how it should vote on certain proposals to be considered at a Special Meeting of each Portfolio's shareholders.

    The Special Meeting of Shareholders of each Brinson Portfolio will be held on October 25, 2001, at 10:00 a.m. at the offices of UBS PaineWebber Inc., 1285 Avenue of the Americas, New York, New York 10019 to consider the following, on one or more of which you are entitled to provide your insurance company with voting instructions:

        1. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Balanced Portfolio to the Total Return Portfolio (the "Alliance Total Return Portfolio") of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"), in exchange for shares of the Alliance Total Return Portfolio and the assumption by the Alliance Total Return Portfolio of stated liabilities of the Brinson Balanced Portfolio, and the distribution of such shares to the shareholders of the Brinson Balanced Portfolio in liquidation and dissolution of the Brinson Balanced Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON BALANCED PORTFOLIO ONLY.)

        2. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Equity Portfolio to the International Portfolio of the Alliance Fund (the "Alliance International Portfolio"), in exchange for shares of the Alliance International Portfolio and the assumption by the Alliance International Portfolio of stated liabilities of the Brinson Global Equity Portfolio, and the distribution of such shares to the shareholders of the Brinson Global Equity Portfolio in liquidation and dissolution of the Brinson Global Equity Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON GLOBAL EQUITY PORTFOLIO ONLY.)

        3. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Income Portfolio to the Global Bond Portfolio of the Alliance Fund (the "Alliance Global Bond Portfolio"), in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Global Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Global Income Portfolio in liquidation and dissolution of the Brinson Global Income Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON GLOBAL INCOME PORTFOLIO ONLY.)

        4. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth and Income Portfolio to the Growth and Income Portfolio of the Alliance Fund (the "Alliance Growth and Income Portfolio"), in exchange for shares of the Alliance Growth and Income Portfolio and the assumption by the Alliance Growth and Income Portfolio of stated liabilities of the Brinson Growth and Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth and Income Portfolio in liquidation and dissolution of the Brinson Growth and Income Portfolio.

    (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON GROWTH AND INCOME PORTFOLIO ONLY.)

        5. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth Portfolio to the Growth Portfolio of the Alliance Fund (the "Alliance Growth Portfolio"), in exchange for shares of the Alliance Growth Portfolio and the assumption by the Alliance Growth Portfolio of stated liabilities of the Brinson Growth Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth Portfolio in liquidation and dissolution of the Brinson Growth Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON GROWTH PORTFOLIO ONLY.)

        6. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Grade Portfolio to the U.S. Government/High Grade Securities Portfolio of the Alliance Fund (the "Alliance U.S./High Grade Portfolio"), in exchange for shares of the Alliance U.S./High Grade Portfolio and the assumption by the Alliance U.S./High Grade Portfolio of stated liabilities of the Brinson High Grade Portfolio, and the distribution of such shares to the shareholders of the Brinson High Grade Portfolio in liquidation and dissolution of the Brinson High Grade Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON HIGH GRADE PORTFOLIO ONLY.)

        7. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Income Portfolio to the High Yield Portfolio of the Alliance Fund (the "Alliance High Yield Portfolio"), in exchange for shares of the Alliance High Yield Portfolio and the assumption by the Alliance High Yield Portfolio of stated liabilities of the Brinson High Income Portfolio, and the distribution of such shares to the shareholders of the Brinson High Income Portfolio in liquidation and dissolution of the Brinson High Income Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON HIGH INCOME PORTFOLIO ONLY.)

        8. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Small Cap Portfolio to the Quasar Portfolio of the Alliance Fund (the "Alliance Quasar Portfolio"), in exchange for shares of the Alliance Quasar Portfolio and the assumption by the Alliance Quasar Portfolio of stated liabilities of the Brinson Small Cap Portfolio, and the distribution of such shares to the shareholders of the Brinson Small Cap Portfolio in liquidation and dissolution of the Brinson Small Cap Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON SMALL CAP PORTFOLIO ONLY.)

        9. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Strategic Income Portfolio to the Alliance Global Bond Portfolio, in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Strategic Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Strategic Income Portfolio in liquidation and dissolution of the Brinson Strategic Income Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON STRATEGIC INCOME PORTFOLIO ONLY.)

        10. To transact such other business as may properly come before the meeting.

    Attached to this notice is an Information Statement and the Prospectus/ Proxy Statement of the Alliance Fund. You are urged to read both of these statements before completing your ballot.
                                 AMY R. DOBERMAN
                                 SECRETARY
                                 BRINSON SERIES TRUST

51 West 52nd Street
New York, NY 10019-6114
October 9, 2001

     IT IS IMPORTANT THAT YOUR CONTRACT BE REPRESENTED. PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN, SIGN, DATE AND MAIL IT IN THE ACCOMPANYING ENVELOPE, WHICH IS ADDRESSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL HELP AVOID THE UNNECESSARY EXPENSE OF A FURTHER SOLICITATION OF BALLOTS.

                                ----------------

                             INFORMATION STATEMENT
                       REGARDING A SPECIAL MEETING OF THE
                      SHAREHOLDERS OF BRINSON SERIES TRUST
                               BALANCED PORTFOLIO
                            GLOBAL EQUITY PORTFOLIO
                            GLOBAL INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                                GROWTH PORTFOLIO
                       HIGH GRADE FIXED INCOME PORTFOLIO
                             HIGH INCOME PORTFOLIO
                              SMALL CAP PORTFOLIO
                           STRATEGIC INCOME PORTFOLIO
                                ----------------

                                OCTOBER 9, 2001

                                    GENERAL

    This information statement is furnished by the Board of Trustees of Brinson Series Trust on behalf of certain insurance companies whose owners ("Contract Owners") of its variable annuity contracts ("Contracts") had net purchase payments allocated to any of the Balanced Portfolio, the Global Equity Portfolio, the Global Income Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the High Grade Fixed Income Portfolio, the High Income Portfolio, the Small Cap Portfolio, and the Strategic Income Portfolio investment divisions of each such insurance company's separate account (the "Separate Account") as of August 10, 2001 (the "Record Date"). The assets in each such investment division of the Separate Account (the "Divisions") are invested in the shares of beneficial interest of one or more of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio (the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio (the "Brinson Small Cap Portfolio") and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio"), (each "Brinson Portfolio") each a series of Brinson Series Trust (the "Brinson Trust").

    Each such insurance company is required to offer Contract Owners the opportunity to instruct it, as owner of all Brinson Trust shares held by the Separate Account, as to how it should vote on the proposals to be considered at the Special Meeting of the shareholders of one or more of the Brinson Portfolios referred to in the preceding notice, and at any adjournments thereof (collectively, the "Special Meeting").

    The proposals to be considered at the Special Meeting are discussed in the enclosed Prospectus/Proxy Statement. Contract Owners are urged to read the enclosed Prospectus/Proxy Statement prior to completing the ballot.

    This Information Statement and the accompanying ballot are being mailed to Contract Owners on or about October 9, 2001.

                     HOW TO INSTRUCT YOUR INSURANCE COMPANY

    To instruct your insurance company as to how to vote their shares of beneficial interest of the Brinson Trust (the "Shares") held in the Divisions, Contract Owners are asked to promptly mark their voting instructions on the enclosed ballot; then, sign, date and mail it in the accompanying postage-paid envelope.

                  IF A BALLOT IS NOT MARKED TO INDICATE VOTING
                INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED,
                    IT WILL BE TREATED AS AN INSTRUCTION TO
               VOTE THE SHARES IN FAVOR OF EACH OF THE PROPOSALS.

    The number of Shares held in the Divisions for which a Contract Owner may provide voting instructions (in the aggregate, "Shares Attributable to Contract Owners") was determined for each Division as of the Record Date by dividing (i) a Contract's account value (minus any contract indebtedness) allocable to the Division by (ii) the net asset value of one share of the respective Brinson Portfolio.

    At any time prior to your insurance company's voting of the Shares held in the Divisions at the Special Meeting, a Contract Owner may revoke his or her ballot with respect to any of the Divisions by properly executing a later-dated voting instruction card.

                      HOW YOUR INSURANCE COMPANY WILL VOTE

    Your insurance company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. The Shares attributable to Contract Owners in each Division for which your insurance company receives no timely voting instructions will be voted by it for and against approval of a proposal, and as an abstention, in the same proportion as the Shares attributable to Contract Owners for which it receives voting instructions. Shares attributable to amounts retained by such insurance company in each Division will be voted in the same proportion as votes cast by Contract Owners in respect of each Division.

                                 OTHER MATTERS

    Brinson Trust is not aware of any matters, other than the specified proposals, to be acted upon at the Special Meeting. If any other matters come before the Special Meeting, your insurance company will vote the Shares upon such matters in its discretion. Ballots may be solicited by employees of MIS Corporation and its subsidiaries. The solicitation will be by mail and may also be by telephone, telegram or personal interview. Brinson Trust reserves the right to vote for Adjournment of the Special Meeting for the purpose of further solicitation of ballots. MIS Corporation has been retained to assist with solicitation activities (including assembly and mailing of materials to Contract Owners).

    If the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments at the Special Meeting, in accordance with applicable law, to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those voting instructions which have been voted in favor of the proposals and will vote against any such adjournment those voting instructions which have been voted against the proposal.

                                 Amy R. Doberman
                                 SECRETARY
                                 BRINSON SERIES TRUST

     PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN SIGN, DATE AND MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR CONTRACT BE REPRESENTED.

                              BRINSON SERIES TRUST

                               BALANCED PORTFOLIO
                            GLOBAL EQUITY PORTFOLIO
                            GLOBAL INCOME PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                                GROWTH PORTFOLIO
                       HIGH GRADE FIXED INCOME PORTFOLIO
                             HIGH INCOME PORTFOLIO
                              SMALL CAP PORTFOLIO
                           STRATEGIC INCOME PORTFOLIO

                                ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                OCTOBER 25, 2001

                                ----------------

To the Shareholders:

    This is to notify you that a Special Meeting of Shareholders of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio (the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio (the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio"), each a series of Brinson Series Trust (the "Brinson Trust"), will be held on October 25, 2001 at 10:00 a.m. Eastern Time, at the offices of UBS PaineWebber Inc., 1285 Avenue of the Americas, New York, New York 10019, for the following purposes:

        1. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Balanced Portfolio to the Total Return Portfolio (the "Alliance Total Return Portfolio") of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"), in exchange for shares of the Alliance Total Return Portfolio and the assumption by the Alliance Total Return Portfolio of stated liabilities of the Brinson Balanced Portfolio, and the distribution of such shares to the shareholders of the Brinson Balanced Portfolio in liquidation and dissolution of the Brinson Balanced Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON BALANCED PORTFOLIO ONLY.)

        2. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Equity Portfolio to the International Portfolio of the Alliance Fund (the "Alliance International Portfolio"), in exchange for shares of the Alliance International Portfolio and the assumption by the Alliance International Portfolio of stated liabilities of the Brinson Global Equity Portfolio, and the distribution of such shares to the shareholders of the Brinson Global Equity Portfolio in liquidation and dissolution of the Brinson Global Equity Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON GLOBAL EQUITY PORTFOLIO ONLY.)

        3. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Income Portfolio to the Global Bond Portfolio of the Alliance Fund (the "Alliance Global Bond Portfolio"), in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Global Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Global Income Portfolio in liquidation and dissolution of the Brinson Global Income Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON GLOBAL INCOME PORTFOLIO ONLY.)

        4. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth and Income Portfolio to the Growth and Income Portfolio of the Alliance Fund (the "Alliance Growth and Income Portfolio"), in exchange for shares of the Alliance Growth and Income Portfolio and the assumption by the Alliance Growth and Income Portfolio of stated liabilities of the Brinson Growth and Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth and Income Portfolio in liquidation and dissolution of the Brinson Growth and Income Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON GROWTH AND INCOME PORTFOLIO ONLY.)

        5. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth Portfolio to the Growth Portfolio of the Alliance Fund (the "Alliance Growth Portfolio"), in exchange for shares of the Alliance Growth Portfolio and the assumption by the Alliance Growth Portfolio of stated liabilities of the Brinson Growth Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth Portfolio in liquidation and dissolution of the Brinson Growth Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON GROWTH PORTFOLIO ONLY.)

        6. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Grade Portfolio to the U.S. Government/High Grade Securities Portfolio of the Alliance Fund (the "Alliance U.S./High Grade Portfolio"), in exchange for shares of the Alliance U.S./High Grade Portfolio and the assumption by the Alliance U.S./High Grade Portfolio of stated liabilities of the Brinson High Grade Portfolio, and the distribution of such shares to the shareholders of the Brinson High Grade Portfolio in liquidation and dissolution of the Brinson High Grade Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON HIGH GRADE PORTFOLIO ONLY.)

        7. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Income Portfolio to the High Yield Portfolio of the Alliance Fund (the "Alliance High Yield Portfolio"), in exchange for shares of the Alliance High Yield Portfolio and the assumption by the Alliance High Yield Portfolio of stated liabilities of the Brinson High Income Portfolio, and the distribution of such shares to the shareholders of the Brinson High Income Portfolio in liquidation and dissolution of the Brinson High Income Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON HIGH INCOME PORTFOLIO ONLY.)

        8. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Small Cap Portfolio to the Quasar Portfolio of the Alliance Fund (the "Alliance Quasar Portfolio"), in exchange for shares of the Alliance Quasar Portfolio and the assumption by the Alliance Quasar Portfolio of stated liabilities of the Brinson Small Cap Portfolio, and the distribution of such shares to the shareholders of the Brinson Small Cap Portfolio in liquidation and dissolution of the Brinson Small Cap Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON SMALL CAP PORTFOLIO ONLY.)

        9. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Strategic Income Portfolio to the Alliance Global Bond Portfolio, in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Strategic Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Strategic Income Portfolio in liquidation and dissolution of the Brinson Strategic Income Portfolio. (TO BE VOTED UPON BY THE SHAREHOLDERS OF THE BRINSON STRATEGIC INCOME PORTFOLIO ONLY.)

        10. To transact such other business as may properly come before the meeting.

    The Trustees of the Brinson Trust have fixed the close of business on August 10, 2001 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

                                 By order of the Board of Trustees,
                                 AMY R. DOBERMAN
                                 SECRETARY

New York, New York
October 9, 2001

     WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

                           PROSPECTUS/PROXY STATEMENT

                                                                 October 1, 2001

  ACQUISITION OF THE ASSETS OF:    BY AND IN EXCHANGE FOR SHARES OF:
---------------------------------  ---------------------------------
Balanced Portfolio...............  Total Return Portfolio
Global Equity Portfolio..........  International Portfolio
Global Income Portfolio..........  Global Bond Portfolio
Growth and Income Portfolio......  Growth and Income Portfolio
Growth Portfolio.................  Growth Portfolio
High Grade Fixed Income            U.S. Government/High Grade
  Portfolio......................    Securities Portfolio
High Income Portfolio............  High Yield Portfolio
Small Cap Portfolio..............  Quasar Portfolio
Strategic Income Portfolio.......  Global Bond Portfolio

each a series of                   each a series of
Brinson Series Trust               Alliance Variable Products Series
  51 West 52nd Street                Fund, Inc.
  New York, New York 10019-6114      1345 Avenue of the Americas
  800-986-0088                       New York, New York 10105
                                     800-277-4618

    This Prospectus/Proxy Statement relates to the proposed mergers (each a "Merger" and, collectively, the "Mergers") of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio (the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio (the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio") (each an "Acquired Portfolio" or a "Brinson Portfolio"), each a series of Brinson Series Trust ("Brinson Trust") into, respectively, the Total Return Portfolio (the "Alliance Total Return Portfolio"), the International Portfolio (the "Alliance International Portfolio"), the Global Bond Portfolio (the "Alliance Global Bond Portfolio"), the Growth and Income Portfolio (the "Alliance Growth and Income Portfolio"), the Growth Portfolio (the "Alliance Growth Portfolio), the U.S. Government/High Grade Securities Portfolio (the "Alliance U.S./High Grade Portfolio"), the High Yield Portfolio (the "Alliance High Yield Portfolio"), the Quasar Portfolio (the "Alliance Quasar Portfolio"), and the Alliance Global Bond Portfolio (each an "Acquiring Portfolio" or an "Alliance Portfolio" and, collectively, together with the Brinson Portfolios, the "Portfolios"), each a series of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"). The Mergers are to be effected through the transfer of all of the assets of each Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of common stock of that Acquiring Portfolio (the "Merger Shares") and the assumption by that Acquiring Portfolio of certain stated liabilities of the Acquired Portfolio. This will be followed by the distribution of the relevant Merger Shares to the shareholders of the Acquired Portfolio and the liquidation and dissolution of the Acquired Portfolio. As a result of the proposed transaction, each shareholder of an Acquired Portfolio will receive in exchange for his or her Acquired Portfolio shares a number of Merger Shares of the corresponding class equal in aggregate net asset value at the date of the exchange to the aggregate net asset value of the shareholder's Acquired Portfolio shares. This means that you may end up with a different number of shares than you originally held, but the total dollar value of your shares will not be affected by the merger.

    Because shareholders of each Acquired Portfolio are being asked to approve transactions which will result in their receiving shares of the Acquiring Portfolio, this Proxy Statement also serves as a Prospectus for the Merger Shares of each Acquiring Portfolio.

    The Securities and Exchange Commisions has not approved or disapproved of these securities or passed upon the adequacy of this prospectus, any representation to the contrary is a criminal offense.

    The Alliance Fund is an open-end series management investment company organized as a Maryland corporation with principal executive offices at 1345 Avenue of the Americas, New York, New York 10105.

    The investment objective of each Acquiring Portfolio is as follows:

        1. Alliance Total Return Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

        2. Alliance International Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Alliance International Portfolio attempts to increase its current income without assuming undue risk.

        3. Alliance Global Bond Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies.

        4. Alliance Growth and Income Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

        5. Alliance Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Alliance Growth Portfolio's objective.

        6. Alliance U.S./High Grade Portfolio's investment objective is high current income consistent with preservation of capital.

        7. Alliance High Yield Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Duff & Phelps or Fitch or, if unrated, of comparable quality as determined by Alliance Capital Management, L.P. ("Alliance Capital"), the Alliance Portfolios' investment adviser. As a secondary objective, the Alliance High Yield Portfolio seeks capital appreciation.

        8. Alliance Quasar Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Quasar Portfolio's objective.

    This Prospectus/Proxy Statement explains concisely what you should know before investing in an Acquiring Portfolio. Please read it carefully and keep it for future reference.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and are incorporated into this Prospectus/Proxy Statement by reference:

    - the current Prospectus of the Brinson Trust, dated May 1, 2001 (the "Brinson Prospectus");

    - The current Class A or Class B Prospectus of the Alliance Fund, as applicable, dated May 1, 2001 (each an "Alliance Prospectus"); and

    - the Statement of Additional Information relating to this Prospectus/ Proxy Statement dated October 1, 2001 (the "Merger SAI").

    This Prospectus/Proxy Statement is accompanied by a copy of the Class A or Class B Alliance Prospectus, as applicable. For a free copy of the current Statement of Additional Information of the Alliance Fund, dated May 1, 2001 (the "Alliance SAI") or the Merger SAI, please call 800-277-4618 or write to the Alliance Fund at:

    Alliance Variable Products Series Fund, Inc.
    1345 Avenue of the Americas
    New York, New York 10105

    For a free copy of the Brinson Prospectus or the current Statement of Additional Information of the Brinson Trust dated May 1, 2001 (the "Brinson SAI"), please call 800-986-0088 or write to the Brinson Fund at:

    Brinson Series Trust
    51 West 52nd Street
    New York, New York 10019-6114

    You may lose money by investing in an Acquiring Portfolio. Any Acquiring Portfolio may not achieve its goals, and none of the Acquiring Portfolios is intended as a complete investment program. An investment in an Acquiring Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               OVERVIEW OF MERGER

PROPOSED TRANSACTION

    Alliance Capital, the adviser and administrator to each Acquiring Portfolio, has served as sub-adviser to each Acquired Portfolio since October 10, 2000 pursuant to sub-advisory contracts with Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator for each Acquired Portfolio. Both the interim sub-advisory contract dated October 10, 2000 and the subsequent sub-advisory contract dated March 1, 2001 were approved by the Brinson Trust's Board of Trustees (the "Brinson Trustees"), and the subsequent sub-advisory contract was also approved by the shareholders of each Acquired Portfolio on March 1, 2001. Brinson Advisors proposed the Mergers to the Brinson Trustees at a meeting on July 25, 2001 because it believed that the relatively small size of each Acquired Portfolio made it difficult to manage it efficiently and no Acquired Portfolio was likely to achieve the asset growth needed to assure its economic viability in the near future. As a result, Brinson Advisors believed that continuing to operate each Acquired Portfolio as a stand-alone fund was no longer consistent with the best interests of the each Acquired Portfolio's shareholders. In addition, Brinson Advisors believed that each Acquired Portfolio's shareholders would benefit from the proposed Merger because each combined Portfolio would have a larger asset base to invest, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, while there can be no assurance that the Mergers will result in savings in operating expenses to shareholders, each Merger is expected to result in lower aggregate operating expenses than those currently borne by the Acquired Portfolios

    The Brinson Trustees and the Directors of the Alliance Fund (the "Alliance Directors") have approved the proposed mergers on behalf of their respective Portfolios. Each Merger is proposed to be accomplished pursuant to an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the relevant Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of stated liabilities of the Acquired Portfolio, followed by the liquidation and dissolution of the Acquired Portfolio.

    As a result of the proposed Mergers, each Acquired Portfolio will receive a number of Class A or Class B Merger Shares of the corresponding Acquiring Portfolio equal in aggregate net asset value to the aggregate net asset value of the Acquired Portfolio being transferred that are attributable to the Class H or Class I shares of the Acquired Portfolio, respectively, as the case may be. Following the transfer, (i) the Acquired Portfolio will distribute to each of its Class H and Class I shareholders a number of full and fractional Class A or Class B Merger Shares equal in aggregate net asset value at the date of the exchange to the aggregate net asset value of the shareholder's Class H and Class I Acquired Portfolio shares, respectively, as the case may be, and (ii) the Acquired Portfolio will be liquidated and dissolved.

    Shares of both the Acquired and the Acquiring Portfolios are sold without a front-end sales charge and are not subject to a contingent deferred sales charge ("CDSC"). You will not be charged a front-end sales load on the issuance of the Merger Shares, or a CDSC on Acquired Portfolio shares exchanged for Merger Shares.

    The Class H and Class I shares of the Acquired Portfolios have characteristics substantially similar to those of the corresponding classes of shares of the Acquiring Portfolios, as described in the Alliance Prospectus and the Brinson Prospectus. Class A and Class H shares are sold and redeemed at net asset value and do not pay 12b-1 fees. Class B and Class I shares are also sold and redeemed at net asset value and, pursuant to separate Rule 12b-1 Plans adopted by the respective Portfolio, Class B and Class I shares each pay an annual distribution fee of 0.25% of average daily net assets. The level of annual distribution fees payable by Class B shares could be increased to 0.50% of the average daily net assets attributable to such class without a vote of the shareholders.

    As described more fully below, the Brinson Trustees have approved, and recommend that shareholders of each Acquired Portfolio approve, the Mergers. For more information about the factors considered by the Brinson Trustees, see "Proposals -- Background and Reasons for the Proposed Mergers."

OPERATING EXPENSES

    As the following tables suggest, each Merger should result in the relevant Acquired Portfolio shareholders experiencing lower portfolio expenses. Of course, there can be no assurance that the Mergers will result in expense savings for shareholders. These tables summarize expenses for Class H and Class I shares, as applicable, for the Acquired Portfolios and Class A shares and Class B shares, as applicable, for the Acquiring Portfolios:

    - that each Acquired Portfolio incurred during its fiscal year ended December 31, 2000;

    - that each corresponding Acquiring Portfolio incurred during its fiscal year ended December 31, 2000; and

    - that each corresponding Acquiring Portfolio would have incurred during such fiscal year, giving effect on a pro forma combined basis to the proposed Merger, as if the Merger had occurred as of the beginning of such fiscal year. (1)

    The tables are provided to help you understand your share of the operating expenses that each Portfolio incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in each Portfolio, and in each Acquiring Portfolio on a pro forma basis, over the specified periods. By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a Portfolio, or in a particular class of shares, with the costs of investing in other mutual funds.

    Please note that neither the tables nor the examples reflect any charges or expenses that may be applicable to your insurance contract. If such charges or expenses were reflected, the costs shown would be higher.

------------------------

(1) The pro forma information for the High Income Portfolio and the Strategic Income Portfolio reflect the expected redemptions, in connection with the Mergers, of Brinson's investment in the relevant Acquired Portfolio.

ANNUAL FUND OPERATING EXPENSES

                         EXPENSES AS OF           EXPENSES AS OF              PRO FORMA
                            12/31/00                 12/31/00                 EXPENSES
                       -------------------      -------------------      -------------------
                                                  ALLIANCE TOTAL           ALLIANCE TOTAL
                        BRINSON BALANCED              RETURN                   RETURN
                            PORTFOLIO                PORTFOLIO                PORTFOLIO
ANNUAL FUND OPERATING  -------------------      -------------------      -------------------
EXPENSES               CLASS H    CLASS I       CLASS A    CLASS B       CLASS A    CLASS B
---------------------  --------   --------      --------   --------      --------   --------
                                      (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees......    0.75%      0.75%         0.63%      0.63%         0.63%      0.63%
12b-1 Fees...........    0.00%      0.25%         0.00%      0.25%         0.00%      0.25%
Other Expenses.......    0.59%      0.57%         0.24%      0.24%**       0.19%      0.19%**
Total Annual Fund
  Operating
  Expenses...........    1.34%      1.57%         0.87%      1.12%         0.82%      1.07%
Waiver/Expense
  Reimbursement......    0.00%      0.03%*        0.00%      0.00%         0.00%      0.00%
Net Expenses.........    1.34%      1.54%*        0.87%      1.12%         0.82%      1.07%

--------------------------

 * Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

** Because Class B is being established in connection with the merger, Other Expenses shown are estimates based on the Alliance Total Return Portfolio's Class A Shares.

EXAMPLE OF FUND EXPENSES:

    An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        --------   --------   --------   --------
Current Expenses
  Brinson Balanced Portfolio
    Class H...........................    $136       $425       $734      $1,613
    Class I...........................    $157       $493       $852      $1,865
  Alliance Total Return Portfolio
    Class A...........................    $ 89       $278       $482      $1,073
    Class B...........................    $114       $356       $617      $1,363
Pro Forma Expenses
  Alliance Total Return Portfolio
    Class A...........................    $ 84       $262       $455      $1,014
    Class B...........................    $109       $340       $590      $1,306

ANNUAL FUND OPERATING EXPENSES

                         EXPENSES AS OF           EXPENSES AS OF              PRO FORMA
                            12/31/00                 12/31/00                 EXPENSES
                       -------------------      -------------------      -------------------
                         BRINSON GLOBAL              ALLIANCE                 ALLIANCE
                             EQUITY                INTERNATIONAL            INTERNATIONAL
                            PORTFOLIO                PORTFOLIO                PORTFOLIO
ANNUAL FUND OPERATING  -------------------      -------------------      -------------------
EXPENSES               CLASS H    CLASS I       CLASS A    CLASS B       CLASS A    CLASS B
---------------------  --------   --------      --------   --------      --------   --------
                                      (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees......    0.75%      0.75%         1.00%      1.00%         1.00%      1.00%
12b-1 Fees...........    0.00%      0.25%         0.00%      0.25%         0.00%      0.25%
Other Expenses.......    0.99%      1.01%         0.34%      0.34%***      0.34%      0.34%***
Total Annual Fund
  Operating
  Expenses...........    1.74%      2.01%         1.34%      1.59%         1.34%      1.59%
Waiver/Expense
  Reimbursement......    0.00%      0.03%*        0.39%**    0.39%         0.39%**    0.39%
Net Expenses.........    1.74%      1.98%*        0.95%**    1.20%         0.95%**    1.20%

--------------------------

 * Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver was terminated during the 2000 fiscal year.

*** Because Class B is being established in connection with the merger, Other
    Expenses shown are estimates based on the Alliance International Portfolio's Class A Shares.

EXAMPLE OF FUND EXPENSES:

    An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                       --------   --------   --------   --------
Current Expenses
  Brinson Global Equity Portfolio
    Class H..........................    $177       $548      $  944     $2,052
    Class I..........................    $201       $628      $1,080     $2,335
  Alliance International Portfolio
    Class A..........................    $ 97       $386      $  697     $1,579
    Class B..........................    $122       $465      $  834     $1,888
Pro Forma Expenses
  Alliance International Portfolio
    Class A..........................    $ 97       $386      $  697     $1,579
    Class B..........................    $122       $465      $  834     $1,888

ANNUAL FUND OPERATING EXPENSES

                                EXPENSES AS OF      EXPENSES AS OF        PRO FORMA
                                   12/31/00            12/31/00            EXPENSES
                                --------------      ---------------      ------------
                                   BRINSON                                 ALLIANCE
                                GLOBAL INCOME       ALLIANCE GLOBAL      GLOBAL BOND
                                  PORTFOLIO         BOND PORTFOLIO        PORTFOLIO
                                --------------      ---------------      ------------
ANNUAL FUND OPERATING EXPENSES     CLASS H              CLASS A            CLASS A
------------------------------  --------------      ---------------      ------------
                                       (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...............       0.75%               0.65%               0.65%
12b-1 Fees....................       0.00%               0.00%               0.00%
Other Expenses................       1.80%               0.41%               0.41%
Total Annual Fund Operating
  Expenses....................       2.55%               1.06%               1.06%
Waiver/Expense Reimbursement..       0.00%               0.04%**             0.00%
Net Expenses..................       2.55%               1.02%**             1.06%

--------------------------

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver was terminated during the 2000 fiscal year.

EXAMPLE OF FUND EXPENSES:

    An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                       --------   --------   --------   --------
Current Expenses
  Brinson Global Income Portfolio
    Class H..........................    $258       $793      $1,355     $2,885
  Alliance Global Bond Portfolio
    Class A..........................    $104       $325      $  563     $1,248
Pro Forma Expenses
  Alliance Global Bond Portfolio
    Class A..........................    $108       $337      $  585     $1,294

ANNUAL FUND OPERATING EXPENSES

                                   EXPENSES AS OF        EXPENSES AS OF           PRO FORMA
                                      12/31/00              12/31/00              EXPENSES
                                 -------------------   -------------------   -------------------
                                   BRINSON GROWTH        ALLIANCE GROWTH       ALLIANCE GROWTH
                                     AND INCOME            AND INCOME            AND INCOME
                                      PORTFOLIO             PORTFOLIO             PORTFOLIO
                                 -------------------   -------------------   -------------------
ANNUAL FUND OPERATING EXPENSES   CLASS H    CLASS I    CLASS A    CLASS B    CLASS A    CLASS B
-------------------------------  --------   --------   --------   --------   --------   --------
                                                 (AS A PERCENTAGE OF AVERAGE NET
                                                             ASSETS)
Management Fees................    0.70%      0.70%      0.63%      0.63%      0.63%      0.63%
12b-1 Fees.....................    0.00%      0.25%      0.00%      0.25%      0.00%      0.25%
Other Expenses.................    0.44%      0.42%      0.06%      0.07%      0.05%      0.05%
Total Annual Fund Operating
  Expenses.....................    1.14%      1.37%      0.69%      0.95%      0.68%      0.93%
Waiver/Expense Reimbursement...    0.00%      0.04%*     0.00%      0.00%      0.00%      0.00%
Net Expenses...................    1.14%      1.33%*     0.69%      0.95%      0.68%      0.93%

--------------------------
* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

EXAMPLE OF FUND EXPENSES:

    An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        --------   --------   --------   --------
Current Expenses
  Brinson Growth and Income Portfolio
    Class H...........................    $116       $362       $628      $1,386
    Class I...........................    $135       $430       $746      $1,643
  Alliance Growth and Income Portfolio
    Class A...........................    $ 70       $221       $384      $  859
    Class B...........................    $ 97       $303       $525      $1,167
Pro Forma Expenses
  Alliance Growth and Income Portfolio
    Class A...........................    $ 69       $218       $379      $  847
    Class B...........................    $ 95       $296       $515      $1,143

ANNUAL FUND OPERATING EXPENSES

                                   EXPENSES AS OF        EXPENSES AS OF           PRO FORMA
                                      12/31/00              12/31/00              EXPENSES
                                 -------------------   -------------------   -------------------
                                   BRINSON GROWTH        ALLIANCE GROWTH       ALLIANCE GROWTH
                                      PORTFOLIO             PORTFOLIO             PORTFOLIO
                                 -------------------   -------------------   -------------------
ANNUAL FUND OPERATING EXPENSES   CLASS H    CLASS I    CLASS A    CLASS B    CLASS A    CLASS B
-------------------------------  --------   --------   --------   --------   --------   --------
                                             (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees................    0.75%      0.75%      0.75%      0.75%      0.75%      0.75%
12b-1 Fees.....................    0.00%      0.25%      0.00%      0.25%      0.00%      0.25%
Other Expenses.................    0.36%      0.41%      0.06%      0.08%      0.07%      0.07%
Total Annual Fund Operating
  Expenses.....................    1.11%      1.41%      0.81%      1.08%      0.82%      1.07%
Waiver/Expense Reimbursement...    0.00%      0.04%*     0.00%      0.00%      0.00%      0.00%
Net Expenses...................    1.11%      1.37%*     0.81%      1.08%      0.82%      1.07%

--------------------------
* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

EXAMPLE OF FUND EXPENSES:

    An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        --------   --------   --------   --------
Current Expenses
  Brinson Growth Portfolio
    Class H...........................    $113       $353       $612      $1,352
    Class I...........................    $139       $442       $767      $1,687
  Alliance Growth Portfolio
    Class A...........................    $ 83       $259       $450      $1,002
    Class B...........................    $110       $343       $595      $1,318
Pro Forma Expenses
  Alliance Growth Portfolio
    Class A...........................    $ 84       $262       $455      $1,014
    Class B...........................    $109       $340       $590      $1,306

ANNUAL FUND OPERATING EXPENSES

                                        EXPENSES       EXPENSES          PRO
                                         AS OF           AS OF          FORMA
                                        12/31/00       12/31/00       EXPENSES
                                       ----------      ---------      ---------
                                                       ALLIANCE       ALLIANCE
                                        BRINSON        U.S./HIGH      U.S./HIGH
                                       HIGH GRADE        GRADE          GRADE
                                       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                       ----------      ---------      ---------
ANNUAL FUND OPERATING EXPENSES          CLASS H         CLASS A        CLASS A
-------------------------------------  ----------      ---------      ---------
                                       (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees......................     0.50%          0.60%          0.60%
12b-1 Fees...........................     0.00%          0.00%          0.00%
Other Expenses.......................     2.23%          0.35%          0.32%
Total Annual Fund Operating
  Expenses...........................     2.73%          0.95%          0.92%
Waiver/Expense Reimbursement.........     0.00%          0.00%          0.00%
Net Expenses.........................     2.73%          0.95%          0.92%

EXAMPLE OF FUND EXPENSES:

    An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                       --------   --------   --------   --------
Current Expenses
  Brinson High Grade Portfolio
    Class H..........................    $276       $847      $1,445     $3,061
  Alliance U.S./High Grade Portfolio
    Class A..........................    $ 97       $303      $  525     $1,166
Pro Forma Expenses
  Alliance U.S./High Grade Portfolio
    Class A..........................    $ 94       $293      $  509     $1,131

ANNUAL FUND OPERATING EXPENSES

                                                      EXPENSES          PRO
                                    EXPENSES AS        AS OF           FORMA
                                    OF 12/31/00       12/31/00        EXPENSES
                                    -----------      ----------      ----------
                                      BRINSON         ALLIANCE        ALLIANCE
                                    HIGH INCOME      HIGH YIELD      HIGH YIELD
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                    -----------      ----------      ----------
ANNUAL FUND OPERATING EXPENSES        CLASS H         CLASS A         CLASS A
----------------------------------  -----------      ----------      ----------
                                      (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...................     0.50%            0.75%           0.75%
12b-1 Fees........................     0.00%            0.00%           0.00%
Other Expenses....................     0.78%            0.67%           0.51%
Total Annual Fund Operating
  Expenses........................     1.28%            1.42%           1.26%
Waiver/Expense Reimbursement......     0.00%            0.47%**         0.31%**
Net Expenses......................     1.28%            0.95%**         0.95%**

------------------------
** Reflects Alliance's contractual waiver of a portion of its advisory fee and/ or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

EXAMPLE OF FUND EXPENSES:

    An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:

                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        --------   --------   --------   --------
Current Expenses
  Brinson High Income Portfolio
    Class H...........................    $130       $406       $702      $1,545
  Alliance High Yield Portfolio
    Class A...........................    $ 97       $403       $732      $1,661
Pro Forma Expenses
  Alliance High Yield Portfolio
    Class A...........................    $ 97       $369       $662      $1,495

ANNUAL FUND OPERATING EXPENSES

                              EXPENSES AS OF        EXPENSES AS OF           PRO FORMA
                                 12/31/00              12/31/00              EXPENSES
                            -------------------   -------------------   -------------------
                                  BRINSON              ALLIANCE              ALLIANCE
                                 SMALL CAP              QUASAR                QUASAR
                                 PORTFOLIO             PORTFOLIO             PORTFOLIO
ANNUAL FUND OPERATING       -------------------   -------------------   -------------------
EXPENSES                    CLASS H    CLASS I    CLASS A    CLASS B    CLASS A    CLASS B
--------------------------  --------   --------   --------   --------   --------   --------
                                        (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...........    1.00%      1.00%      1.00%      1.00%      1.00%      1.00%
12b-1 Fees................    0.00%      0.25%      0.00%      0.25%      0.00%      0.25%
Other Expenses............    1.21%      1.21%      0.14%      0.16%      0.11%      0.11%
Total Annual Fund
  Operating Expenses......    2.21%      2.46%      1.14%      1.41%      1.11%      1.36%
Waiver/Expense
  Reimbursement...........    0.00%      0.02%*     0.19%**    0.21%**    0.16%**    0.16%**
Net Expenses..............    2.21%      2.44%*     0.95%**    1.20%**    0.95%**    1.20%**

--------------------------
 * Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

EXAMPLE OF FUND EXPENSES:

    An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above), and, except as indicated, redemption at the end of each time period:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                       --------   --------   --------   --------
Current Expenses
  Brinson Small Cap Portfolio
    Class H..........................    $224       $691      $1,185     $2,544
    Class I..........................    $247       $765      $1,309     $2,795
  Alliance Quasar Portfolio
    Class A..........................    $116       $322      $  544     $1,184
    Class B..........................    $144       $401      $  678     $1,460
Pro Forma Expenses
  Alliance Quasar Portfolio
    Class A..........................    $ 97       $337      $  596     $1,337
    Class B..........................    $122       $415      $  731     $1,632

ANNUAL FUND OPERATING EXPENSES

                              EXPENSES AS OF        EXPENSES AS OF           PRO FORMA
                                 12/31/00              12/31/00              EXPENSES
                            -------------------   -------------------   -------------------
                             BRINSON STRATEGIC         ALLIANCE              ALLIANCE
                                  INCOME              GLOBAL BOND           GLOBAL BOND
                                 PORTFOLIO             PORTFOLIO             PORTFOLIO
ANNUAL FUND OPERATING       -------------------   -------------------   -------------------
EXPENSES                    CLASS H    CLASS I    CLASS A    CLASS B    CLASS A    CLASS B
--------------------------  --------   --------   --------   --------   --------   --------
                                        (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...........    0.75%      0.75%      0.65%      0.65%      0.65%      0.65%
12b-1 Fees................    0.00%      0.25%      0.00%      0.25%      0.00%      0.25%
Other Expenses............    0.84%      0.83%      0.41%      0.41%      0.41%      0.41%
Total Annual Fund
  Operating Expenses......    1.59%      1.83%      1.06%      1.35%      1.06%      1.31%
Waiver/Expense
  Reimbursement...........    0.00%      0.03%*     0.04%**    0.04%**    0.00%      0.00%
Net Expenses..............    1.59%      1.80%*     1.02%**    1.31%**    1.06%      1.31%

--------------------------
 * Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver was terminated during the 2000 fiscal year.

EXAMPLE OF FUND EXPENSES:

    An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:

                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        --------   --------   --------   --------
Current Expenses
  Brinson Strategic Income Portfolio
    Class H...........................    $162       $502       $866      $1,889
    Class I...........................    $183       $573       $988      $2,145
  Alliance Global Bond Portfolio
    Class A...........................    $104       $333       $581      $1,291
    Class B...........................    $133       $424       $736      $1,623
Pro Forma Expenses
  Alliance Global Bond Portfolio
    Class A...........................    $108       $337       $585      $1,294
    Class B...........................    $133       $415       $718      $1,579

FEDERAL INCOME TAX CONSEQUENCES

    As long as the contracts funded through the separate accounts of the insurance company shareholders (the "Contracts") qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Mergers will not create any tax liability for owners of Contracts ("Contract Owners").

    For federal income tax purposes, all of the Mergers are expected to be tax-free reorganizations. Accordingly, no gain or loss is expected to be recognized by any Acquired Portfolio or its shareholders as a result of each Merger, and the aggregate tax basis of the Merger Shares received by each Acquired Portfolio shareholder will be the same as the aggregate tax basis of the shareholder's Acquired Portfolio shares.

    For more information about the federal income tax consequences of the Merger, see "Information about the Mergers -- Federal Income Tax Consequences."

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    At meetings held on November 7, 2000, and February 14, 2001, the Brinson Trustees approved changes in the non-fundamental investment policies (the policies that can be changed without shareholder approval) of each Brinson Portfolio to conform to those of the corresponding Alliance Portfolio to the extent practical.

    Exceptions to this general rule concern the Brinson Small Cap Portfolio and the Brinson Global Equity Portfolio Portfolio. The name of the Brinson Small Cap Portfolio requires it to invest at least 65% of its total assets in equity securities of small capitalization companies, which it defines as companies having market capitalizations of up to $1.5 billion at the time of purchase. The Alliance Quasar Portfolio has no corresponding restriction, although at present it emphasizes investments in small cap companies, which it also defines as companies having market capitalizations of up to $1.5 billion. The Brinson Global Equity Portfolio's name permits it to include securities of U.S. issuers as part of its normal portfolio investments. The Alliance International Portfolio in general may not invest in the securities of U.S. issuers.

    To the extent that a Brinson Portfolio has fundamental policies (policies that cannot be changed without the approval of shareholders) that are less restrictive than the fundamental policies of the corresponding Alliance Portfolio, the Brinson Trustees adopted as non-fundamental policies the more restrictive policies of the corresponding Alliance Portfolio. To the extent that the fundamental restrictions of a Brinson Portfolio were more restrictive than those of the corresponding Alliance Portfolio, such differences remain.

    Each Acquired Portfolio's investment objective, while not identical to, is generally similar to that of the corresponding Acquiring Portfolio. As a result of the actions of the Brinson Trustees described above, most of the Acquired Portfolios now have investment policies that are substantially similar to those of the corresponding Acquiring Portfolio. The investment objectives of each Acquired Portfolio and its corresponding Acquiring Portfolio, and certain differences in their fundamental restrictions, are summarized below. (2) Comparisons of the Portfolios' average annual total returns are also provided. For a more detailed description of the investment strategies, policies and restrictions of each Acquiring Portfolio, please see the Alliance Prospectus. For a more detailed description of the investment strategies, policies, and restrictions of each Acquired Portfolio, please see the Brinson Prospectus. For information concerning the risks associated with investments in the various Portfolios, see "Risk Factors," below.

BRINSON BALANCED PORTFOLIO VS. ALLIANCE TOTAL RETURN PORTFOLIO

    The Brinson Balanced Portfolio and the Alliance Total Return Portfolio have similar investment objectives. The Alliance Total Return Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Brinson Balanced Portfolio's investment objective is high total return with low volatility. Both Portfolios invest in common and preferred stocks, U.S. government and agency obligations, bonds and fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics) in such proportions and of such type as Alliance Capital deems best adapted to its current economic and market outlooks. The percentage of each Portfolio's assets invested in each type of security at any time is determined by Alliance Capital, except that the Brinson Balanced Portfolio maintains a fixed income allocation (including bonds and cash) of at least 25%.

------------------------

(2) One difference is that the Brinson Portfolios may invest in the securities of other investment companies and certain of the Brinson Portfolios in connection with their securities lending activities invest in Brinson Private Money Fund LLC. Certain Alliance Portfolios' (the Alliance Global Bond Portfolio, the Alliance U.S./High Grade Portfolio and the Alliance High Yield Portfolio) fundamental restrictions prohibit such investments.

    The average annual total return for the Brinson Balanced Portfolio and the Alliance Total Return Portfolio for certain periods is set forth in the chart below.

                     AVERAGE ANNUAL TOTAL RETURN COMPARISON
                                 AS OF 6/30/01*

                                                                        SINCE
                                      1 YEAR    5 YEARS    10 YEARS   12/28/92**
                                     --------   --------   --------   ----------
Brinson Balanced Portfolio.........    8.71%     11.63%     10.68%       10.60%
Alliance Total Return Portfolio....   12.55%     14.37%       N/A        12.20%

------------------------
 * Performance shown is for Class H shares of the Brinson Balanced Portfolio and Class A shares of the Alliance Total Return Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Total Return Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

**  The commencement of operations of the Alliance Total Return Portfolio.

    The Brinson Balanced Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; or invest in real estate. The Alliance Total Return Portfolio has no such restrictions.

BRINSON GLOBAL EQUITY PORTFOLIO VS. ALLIANCE INTERNATIONAL PORTFOLIO

    The Brinson Global Equity Portfolio and the Alliance International Portfolio both seek long-term growth of capital. The two Portfolios, however, have different specific investment objectives and use different strategies with respect to their investments in U.S. companies in seeking to achieve their objectives.

    The Alliance International Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Alliance International Portfolio attempts to increase its current income without assuming undue risk. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    The Brinson Global Equity Portfolio's investment objective is long-term capital appreciation. The Brinson Global Equity Portfolio's investments are similar to those of the Alliance International Portfolio, except that the Brinson Global Equity Portfolio also invests in equity securities of U.S. companies and, under normal circumstances, invests at least 65% of its total assets in common stocks and securities convertible into common stocks.

    The average annual total return for the Brinson Global Equity Portfolio and the Alliance International Portfolio for certain periods is set forth in the chart below.

                     AVERAGE ANNUAL TOTAL RETURN COMPARISON
                                 AS OF 6/30/01*

                                                                        SINCE
                                      1 YEAR    5 YEARS    10 YEARS   12/28/92**
                                     --------   --------   --------   ----------
Brinson Global Equity Portfolio....   (19.21)%    3.69%      4.24%       7.55%
Alliance International Portfolio...   (31.51)%    1.50%       N/A        6.02%

------------------------
 * Performance shown is for Class H shares of the Brinson Global Equity Portfolio and Class A shares of the Alliance International Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance International Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

**  The commencement of operations of the Alliance International Portfolio.

    The Alliance International Portfolio has a fundamental restriction prohibiting investment in other investment companies, whereas Brinson Global Equity Portfolio has no such fundamental restriction.

    The Brinson Global Equity Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements. The Alliance International Portfolio has no such restrictions.

BRINSON GLOBAL INCOME PORTFOLIO VS. ALLIANCE GLOBAL BOND PORTFOLIO

    The Brinson Global Income Portfolio and the Alliance Global Bond Portfolio have similar investment objectives in that both seek high current income and capital appreciation. The Alliance Global Bond Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Brinson Global Income Portfolio's investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective.

    Both Portfolios invest in debt securities of U.S. or non-U.S. governments, supranational entities, U.S. and non-U.S. companies and commercial paper of banks and bank holding companies. Both Portfolios' foreign investments are generally denominated in foreign currencies, including the Euro. Normally, each Portfolio invests at least 65% of its total assets in debt securities of at least three (and usually considerably more) countries and invests approximately 25% of its total assets in U.S. dollar denominated debt securities. The average weighted maturity of each Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

    AIGAM International Limited ("AIGAM") serves as sub-adviser for the Alliance Global Bond Portfolio. More information about AIGAM is set forth in the Alliance Prospectus that accompanies this Prospectus/Proxy Statement.

    The average annual total return for the Brinson Global Income Portfolio and the Alliance Global Bond Portfolio for certain periods is set forth in the chart below.

                     AVERAGE ANNUAL TOTAL RETURN COMPARISON
                                 AS OF 6/30/01*

                                                                        SINCE
                                      1 YEAR    5 YEARS    10 YEARS   07/15/91**
                                     --------   --------   --------   ----------
Brinson Global Income Portfolio....    1.27%      2.92%      5.03%       6.67%
Alliance Global Bond Portfolio.....   (2.88)%     1.97%       N/A        5.42%

------------------------
 * Performance shown is for Class H shares of the Brinson Global Income Portfolio and Class A shares of the Alliance Global Bond Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Global Bond Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

**  The commencement of operations of the Alliance Global Bond Portfolio.

    Both Portfolios are "non-diversified." This means that each Portfolio may invest more of its assets in the securities of fewer companies than a diversified portfolio. This increases each Portfolio's vulnerability to factors affecting a single investment and can result in greater losses and volatility.

    The Alliance Global Bond Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of an open-end investment company, whereas Brinson Global Income Portfolio has no such fundamental restriction.

BRINSON GROWTH AND INCOME PORTFOLIO VS. ALLIANCE GROWTH AND INCOME PORTFOLIO

    The Brinson Growth and Income Portfolio and the Alliance Growth and Income Portfolio have similar investment objectives. The Alliance Growth and Income Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Brinson Growth and Income Portfolio's investment objective is current income and capital growth.

    Both Portfolios invest primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. When the economic outlook is unfavorable for common stocks, each Portfolio may invest in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. Each Portfolio may invest in foreign securities, although the Brinson Growth and Income Portfolio is more limited in that it may invest only up to 25% of its total assets in U.S. dollar denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Because investing in foreign securities entails certain political and economic risks, both Portfolios restrict investments in these securities to issues of high quality.

    The average annual total return for the Brinson Growth and Income Portfolio and the Alliance Growth and Income Portfolio for certain periods is set forth in the chart below.

                     AVERAGE ANNUAL TOTAL RETURN COMPARISON
                                 AS OF 6/30/01*

                                                                        SINCE
                                      1 YEAR    5 YEARS    10 YEARS   01/02/92**
                                     --------   --------   --------   ----------
Brinson Growth and Income
  Portfolio........................    3.05%     13.57%       N/A        10.51%
Alliance Growth and Portfolio......   14.46%     18.77%     15.72%       16.37%

------------------------
 * Performance shown is for Class H shares of the Brinson Growth and Income Portfolio and Class A shares of the Alliance Growth and Income Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Growth and Income Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.
** The commencement of operations of the Brinson Growth and Income Portfolio. Performance shown in this column for the Alliance Growth and Income Portfolio is from 12/31/91, the month end closest to the Brinson Growth and Income Portfolio's inception date. The performance of the Alliance Growth and Income Portfolio from its inception, on January 14, 1991, is 15.14%.

    The Brinson Growth and Income Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; engage in the business of underwriting securities; or invest in commodities or real estate. The Alliance Growth and Income Portfolio has no such restrictions, although its investments in repurchase agreements are limited to 10% of its total assets.

BRINSON GROWTH PORTFOLIO VS. ALLIANCE GROWTH PORTFOLIO

    The Brinson Growth Portfolio and the Alliance Growth Portfolio have very similar investment objectives. The Alliance Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Brinson Growth Portfolio's investment objective is long-term capital appreciation. Both Portfolios invest primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. Both Portfolios emphasize investments in large- and mid-cap companies.

    The average annual total return for the Brinson Growth Portfolio and the Alliance Growth Portfolio for certain periods is set forth in the chart below.

                     AVERAGE ANNUAL TOTAL RETURN COMPARISON
                                 AS OF 6/30/01*

                                                                        SINCE
                                      1 YEAR    5 YEARS    10 YEARS   09/15/94**
                                     --------   --------   --------   ----------
Brinson Growth Portfolio...........   (29.28)%    7.76%     11.73%       17.26%
Alliance Growth Portfolio..........   (28.97)%   12.52%       N/A        16.83%

------------------------
 * Performance shown is for Class H shares of the Brinson Growth Portfolio and Class A shares of the Alliance Growth Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Growth Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

**  The commencement of operations of the Alliance Growth Portfolio.

    The Brinson Growth Portfolio may not invest in physical commodities, but may invest in financial futures and other financial contracts or derivative instruments. The Alliance Growth Portfolio has no such restriction.

BRINSON HIGH GRADE PORTFOLIO VS. ALLIANCE U.S./HIGH GRADE PORTFOLIO

    The Brinson High Grade Portfolio and the Alliance U.S./High Grade Portfolio have very similar investment objectives. The Alliance U.S./High Grade Portfolio's investment objective is high current income consistent with preservation of capital. The Brinson High Grade Portfolio's primary investment objective is current income; capital appreciation is a secondary investment objective. Both Portfolios invest primarily in U.S. government securities (including those backed by mortgages), repurchase agreements and forward contracts relating to U.S. government securities and other high-grade debt securities (including non-U.S. government mortgage- and asset-backed securities) that are, at the time of purchase, rated within one of the three highest grades assigned by S&P, or Moody's, comparably rated by another rating agency or, if unrated, determined by Alliance Capital to be of comparable quality.

    The average annual total return for the Brinson High Grade Portfolio and the Alliance U.S./High Grade Portfolio for certain periods is set forth in the chart below.

                     AVERAGE ANNUAL TOTAL RETURN COMPARISON
                                 AS OF 6/30/01*

                                                                      SINCE
                                               1 YEAR    5 YEARS    11/08/93**
                                              --------   --------   ----------
Brinson High Grade Portfolio................    7.94%      5.07%        3.39%
Alliance U.S./High Grade Securities
  Portfolio.................................   10.40%      6.79%        4.37%

------------------------
 * Performance shown is for Class H shares of the Brinson High Grade Portfolio and Class A shares of the Alliance U.S./High Grade Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance U.S./High Grade Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson High Grade Portfolio. Performance shown in this column for the Alliance U.S./High Grade Securities Portfolio is from 10/31/98, the month end closest to the Brinson High Grade Portfolio's inception date. The performance of the Alliance U.S./High Grade Portfolio from its inception, on September 17, 1992, is 5.97%.

    The Alliance U.S./High Grade Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of any other investment company, whereas Brinson High Grade Portfolio has no such fundamental restriction.

    The Brinson High Grade Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; or engage in the business of underwriting securities. The Alliance U.S./High Grade Portfolio has no such restrictions.

BRINSON HIGH INCOME PORTFOLIO VS. ALLIANCE HIGH YIELD PORTFOLIO

    The Brinson High Income Portfolio and the Alliance High Yield Portfolio have similar investment objectives in that both focus primarily on high current income. The Alliance High Yield Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality as determined by Alliance Capital. As a secondary objective, the Alliance High Yield Portfolio seeks capital appreciation. The Brinson High Income Portfolio's investment objective is to provide high income. Both Portfolios invest in a diversified mix of high-yield, high-risk debt securities rated below investment grade (commonly known as "junk bonds"). Each Portfolio normally invests at least 65% of its total assets in high-yield corporate bonds that, at the time of purchase, are rated at least BBB or lower by S&P, Baa or lower by Moody's, are comparably rated by another rating agency or, if unrated, of comparable quality as determined by Alliance Capital. The Portfolios normally do not invest in bonds that are rated below CCC by S&P, Caa by Moody's, comparably rated by another rating agency or, if unrated, of comparable quality as determined by Alliance Capital.

    The average annual total return for the Brinson High Income Portfolio and the Alliance High Yield Portfolio for certain periods is set forth in the chart below.

                     AVERAGE ANNUAL TOTAL RETURN COMPARISON
                                 AS OF 6/30/01*

                                                                 SINCE
                                                     1 YEAR    09/28/98**
                                                    --------   ----------
Brinson High Income Portfolio.....................   (14.36)%     (3.96)%
Alliance High Yield Portfolio.....................    (3.21)%     (2.06)%

------------------------
 * Performance shown is for Class H shares of the Brinson High Income Portfolio and Class A shares of the Alliance High Yield Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance U.S. High Yield Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson High Income Portfolio. Performance shown in this column for the Alliance High Yield Portfolio is from 9/30/98, the month end closest to the Brinson High Income Portfolio's inception date. The performance of the Alliance High Yield Portfolio from its inception, on October 27, 1997, is (1.79)%.

    The Alliance High Yield Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of any other investment company, whereas Brinson High Income Portfolio has no such fundamental restriction.

    The Brinson High Income Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; or invest in commodities. In addition, the Brinson Portfolio may only invest 25% of its portfolio in U.S. dollar denominated securities of foreign issuers and 20% of its total assets in securities denominated in foreign currencies. The Alliance High Yield Portfolio has no such restrictions.

    The Brinson High Income Portfolio may write covered call options provided that the amount does not exceed 25% of its total assets and may write covered put options provided that the amount does not exceed 15% of its total assets. The Alliance High Yield Portfolio may write call and put options provided that the aggregate value of its portfolio securities subject to outstanding options does not exceed 15% of its total assets.

BRINSON SMALL CAP PORTFOLIO VS. ALLIANCE QUASAR PORTFOLIO

    The Brinson Small Cap Portfolio and the Alliance Quasar Portfolio have similar investment objectives in that both seek long-term growth of capital. The Alliance Quasar Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Brinson Small Cap Portfolio's investment objective is long-term capital appreciation. The Brinson Small Cap Portfolio's name requires that it normally invest at least 65% of its total assets in equity securities of small capitalization ("small cap") companies, which it defines as companies having market capitalizations of up to $1.5 billion at the time of purchase. The Alliance Quasar Portfolio has no corresponding restriction, although at present it emphasizes investments in small cap companies, which it defines as companies having market capitalizations of up to $1.5 billion. As of June 30, 2001, approximately 96.8% of the Alliance Quasar Portfolio's total assets were invested in small cap companies. Current income is only an incidental consideration in selecting investments for both Portfolios.

    The Alliance Quasar Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth and may invest in both well-known, established companies and new, unseasoned companies. The Alliance Quasar Portfolio also may invest in non-convertible bonds, preferred stocks and foreign securities. The Brinson Small Cap Portfolio, subject to the requirement that it normally invest at least 65% of its total assets in equity securities of small cap companies, has similar investment policies. Both Portfolios may invest in securities of foreign issuers, although the Brinson Small Cap Portfolio limits these investments to no more than 25% of its total assets and further limits such investments to U.S. dollar denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Both Portfolios may invest in special situations which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

    The average annual total return for the Brinson Small Cap Portfolio and the Alliance Quasar Portfolio for certain periods is set forth in the chart below.

                     AVERAGE ANNUAL TOTAL RETURN COMPARISON
                                 AS OF 6/30/01*

                                                                  SINCE
                                                      1 YEAR    09/28/98**
                                                     --------   ----------
Brinson Small Cap Portfolio........................   14.78%       21.80%
Alliance Quasar Portfolio..........................   15.34%        7.80%

------------------------
 * Performance shown is for Class H shares of the Brinson Small Cap Portfolio and Class A shares of the Alliance Quasar Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Quasar Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson Small Cap Portfolio. Performance shown in this column for the Alliance Quasar Portfolio is from 9/30/98, the month end closest to the Brinson Small Cap Portfolio's inception date. The performance of the Alliance Quasar Portfolio from its inception, on August 15, 1996, is 5.20%.

BRINSON STRATEGIC INCOME PORTFOLIO VS. ALLIANCE GLOBAL BOND PORTFOLIO

    The Brinson Strategic Income Portfolio and the Alliance Global Bond Portfolio have similar investment objectives in that both seek current income and capital appreciation. The Alliance Global Bond Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Brinson Strategic Income Portfolio's investment objective is to achieve a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation.

    Both Portfolios invest in debt securities of U.S. or non-U.S. governments, supranational entities, and U.S. and non-U.S. companies. The Portfolios' foreign investments are generally denominated in foreign currencies, including the Euro. Both Portfolios limit their investments to high-quality bonds and also normally invest at least 65% of their total assets in debt securities of at least three (and usually considerably more) countries and approximately 25% of their total assets in U.S. dollar denominated debt securities. Both Portfolios also normally maintain an average weighted maturity for fixed-income investments of between one year or less and ten years.

    AIGAM serves as sub-adviser for the Alliance Global Bond Portfolio. More information about AIGAM is set forth in the Alliance Prospectus that accompanies this Prospectus/Proxy Statement.

    The average annual total return for the Brinson Strategic Income Portfolio and the Alliance Global Bond Portfolio for certain periods is set forth in the chart below.

                     AVERAGE ANNUAL TOTAL RETURN COMPARISON
                                 AS OF 6/30/01*

                                                                      SINCE
                                               1 YEAR    5 YEARS    9/28/98**
                                              --------   --------   ---------
Brinson Strategic Income Portfolio..........   (1.25)%      N/A        1.19%
Alliance Global Bond Portfolio..............   (2.88)%     1.97%      (3.03)%

------------------------
 * Performance shown is for Class H shares of the Brinson Strategic Income Portfolio and Class A shares of the Alliance Global Bond Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Global Bond Portfolio's performance, including information about waivers/ reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson Strategic Income Portfolio. Performance shown in this column for the Alliance Global Bond Portfolio is from 9/30/98, the month end closest to the Brinson Strategic Income Portfolio's inception date. The performance of the Alliance Global Bond Portfolio from its inception, on July 15, 1991, is 5.42%.

    Both Portfolios are non-diversified. This means that each Portfolio may invest more of its assets in the securities of fewer companies than a diversified portfolio. This increases each Portfolio's vulnerability to factors affecting a single investment and can result in greater losses and volatility.

    The Alliance Global Bond Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of an open-end investment company, whereas Brinson Strategic Income Portfolio has no such fundamental restriction.

COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND REDEMPTION
  PROCEDURES

    Each of the Portfolios declares and pays dividends and net realized capital gains at least annually. Both the Brinson Trust and the Alliance Fund make income and capital gains distributions in shares of each Portfolio. It is expected that, shortly prior to the closing date of each Agreement and Plan of Acquisition and Termination (the "Closing Date"), each of the Acquired Portfolios will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed.

    The Acquired Portfolios and the Acquiring Portfolios have substantially the same procedures for purchasing shares. Each of the Portfolios offers its shares to the separate accounts of life insurance companies ("Accounts"). Each day on which a Portfolio's net asset value is calculated, the Accounts transmit to that Portfolio any orders to purchase or redeem shares of that Portfolio based upon the purchase payments, redemption (surrender) requests and transfer requests from Contract Owners which are priced as of that day. The Portfolios may also suspend redemptions, if permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), for any period during which the New York Stock Exchange ("NYSE") is closed or during which trading is restricted by the SEC for the protection of a Portfolio's shareholders. Each Account purchases either Class H or Class I shares of a Brinson Portfolio, or Class A or Class B shares of an Alliance Portfolio as applicable. Class H and Class A shares are sold and redeemed at net asset value and do not pay any 12b-1 fees. Class I and Class B shares are also sold and redeemed at net asset value and pay annual distribution fees of 0.25% of their average daily net assets. The level of annual distribution fees payable by Class B shares could be increased to 0.50% of the average daily net assets attributable to such shares without a vote of the shareholders.

    Shares of each Brinson Portfolio can be exchanged for shares of the same class of any other Brinson Portfolio, provided that the relevant separate account invests in both Portfolios. Although the shares of the Alliance Portfolios cannot be exchanged for shares of the same class of another Alliance Portfolio, the shareholders can redeem shares of one Alliance Portfolio and purchase shares of another Alliance Portfolio.

    See the Alliance Prospectus and Alliance SAI and the Brinson Prospectus and the Brinson SAI for further information.

INVESTMENT ADVISORS

    Brinson Advisors is the investment manager and administrator for each of the Brinson Portfolios. Alliance Capital is the sub-adviser for each Brinson Portfolio.

    Alliance Capital is the investment adviser of each of the Alliance Portfolios. AIGAM, is the sub-adviser for the Alliance Global Bond Portfolio.

                           SUMMARY OF PRINCIPAL RISKS

    Certain risks associated with an investment in the Acquiring Portfolios are summarized below. As described above under "Comparison of Investment Objectives, Policies and Restrictions", the investment policies of the Acquired Portfolios, with some exceptions, have generally been conformed to those of the corresponding Acquiring Portfolios. Therefore, subject to such limited exceptions, the risks of an investment in an Acquiring Portfolio are substantially similar to the risks of an investment in the corresponding Acquired Portfolio. More detailed descriptions of the risks associated with an investment in an Acquiring Portfolio can be found in the Alliance Prospectus and the Alliance SAI. The value of your investment in an Acquiring Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to each risk are summarized in a chart at the end of this section. Each of the Acquiring Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time.

    INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments in such securities to decline.

    Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk is, however, generally greater for those Portfolios that invest a significant portion of their assets in lower-rated securities or comparable unrated securities. Interest rate risk is also generally greater for Portfolios that invest in debt securities with longer maturities. Such risk may also be greater for the Portfolios that invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk is also likely for a Portfolio that invests in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

    CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in lower-rated securities. High-yield, high-risk debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements and are predominately speculative credit risks.

    Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or which are in default. Portfolios that invest in foreign debt securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    INDUSTRY RISK This is the risk of investing in a particular industry. Market or economic factors affecting that industry could have a major effect on the value of a Portfolio's investments.

    BUSINESS SECTOR RISK This is the risk of investing in a particular business sector. Market or economic factors affecting that sector could have a major effect on the value of a Portfolio's investments.

    CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in small-to-mid-cap companies may be more volatile than investments in large-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    FOREIGN RISK This is the risk of investing in issuers located in foreign countries. All Portfolios that invest in foreign securities are subject to this risk. A Portfolio's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as are U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign currency denominated investments are subject to this risk.

    COUNTRY OR GEOGRAPHIC RISK This is the risk of investing in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

    Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in sovereign debt obligations, such as Brady Bonds. Investments in emerging market countries are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia and Venezuela, have a history of political and economic instability.

    LEVERAGING RISK When a Portfolio borrows money or otherwise leverages its assets, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Portfolios may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

    DERIVATIVES RISK The Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance Capital will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risks than if used solely for hedging purposes. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying assets, rates or indices.

    LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling these illiquid securities at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or contract.

    MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance Capital will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, the use of derivative and other investment techniques may be unavailable or Alliance Capital may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

    FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than can a "diversified" fund.

    ALLOCATION RISK Those Portfolios that allocate their investments between equity and debt securities may have a more significant risk that poor performance of one asset class will have a greater effect on the Portfolio's net asset value.

CHART OF PRINCIPAL RISKS BY PORTFOLIO

    The following chart summarizes the principal risks of each Alliance Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                       INTEREST                         INDUSTRY/   CAPITAL-                          COUNTRY OR    LEVER-
                         RATE      CREDIT     MARKET     SECTOR     IZATION    FOREIGN    CURRENCY    GEOGRAPHIC    AGING
PORTFOLIO                RISK       RISK       RISK       RISK        RISK       RISK       RISK         RISK        RISK
---------------------  --------   --------   --------   ---------   --------   --------   ---------   ----------   --------
Growth and Income
  Portfolio..........     X          X          X                                 X           X
US Government/High
  Grade Securities
  Portfolio..........     X          X          X
High Yield
  Portfolio..........     X          X          X                                 X           X                       X
Total Return
  Portfolio..........     X          X          X
International
  Portfolio..........                           X                                 X           X           X
Global Bond
  Portfolio..........     X          X          X                                 X           X                       X
Growth Portfolio.....     X          X          X                      X          X           X
Quasar Portfolio.....     X          X          X                      X          X           X

                                                 MANAGE-     FOCUSED    ALLOCA-
                       DERIVATIVES   LIQUIDITY     MENT     PORTFOLIO     TION
PORTFOLIO                 RISK         RISK        RISK       RISK        RISK
---------------------  -----------   ---------   --------   ---------   --------
Growth and Income
  Portfolio..........                               X
US Government/High
  Grade Securities
  Portfolio..........       X                       X
High Yield
  Portfolio..........       X            X          X
Total Return
  Portfolio..........                               X                      X
International
  Portfolio..........                               X
Global Bond
  Portfolio..........       X            X          X           X
Growth Portfolio.....                               X
Quasar Portfolio.....                               X

                        SPECIAL MEETING OF SHAREHOLDERS

    This Prospectus/Proxy Statement is being furnished in connection with a Special Meeting of Shareholders of each Acquired Portfolio to be held on October 25, 2001 or at such later time as may be made necessary by adjournment (the "Meeting") and the solicitation of proxies by and on behalf of the shareholders of the Acquired Portfolios for use at the Meeting. The Meeting is being held to consider the proposed Merger of each Acquired Portfolio with the corresponding Acquiring Portfolio by the transfer of all of the Acquired Portfolio's assets and its stated liabilities to the Acquiring Portfolio (Proposals 1 through 9). This Prospectus/Proxy Statement and the enclosed form of proxy are initially being mailed to shareholders on or about October 9, 2001.

    The Brinson Trustees know of no matters to be brought before the Meeting other than those set forth herein. If, however, any other matters properly come before the Meeting, it is the Brinson Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

    If a Reorganization is not approved by shareholders at the Meeting, each applicable Acquired Portfolio will continue to operate as a series of Brinson Trust and the Brinson Trustees will then consider other options and alternatives for the future of such Acquired Portfolio, including the liquidation of the Acquired Portfolio, resubmitting the proposal for shareholder approval or other appropriate action.

                                 THE PROPOSALS

APPROVAL OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION

    The shareholders of the Brinson Balanced Portfolio are being asked to approve a Merger between the Brinson Balanced Portfolio and the Alliance Total Return Portfolio (Proposal 1); the shareholders of the Brinson Global Equity Portfolio are being asked to approve a Merger between the Brinson Global Equity Portfolio and the Alliance International Portfolio (Proposal 2); the shareholders of the Brinson Global Income Portfolio are being asked to approve a Merger between the Brinson Global Income Portfolio and the Alliance Global Bond Portfolio (Proposal 3); the shareholders of the Brinson Growth and Income Portfolio are being asked to approve a Merger between the Brinson Growth and Income Portfolio and the Alliance Growth and Income Portfolio (Proposal 4); the shareholders of the Brinson Growth Portfolio are being asked to approve a Merger between the Brinson Growth Portfolio and the Alliance Growth Portfolio
(Proposal 5); the shareholders of the Brinson High Grade Portfolio are being asked to approve a Merger between the Brinson High Grade Portfolio and the Alliance U.S./High Grade Portfolio

(Proposal 6); the shareholders of the Brinson High Income Portfolio are being asked to approve a Merger between the Brinson High Income Portfolio and the Alliance High Yield Portfolio (Proposal 7); the shareholders of the Brinson Small Cap Portfolio are being asked to approve a Merger between the Brinson Small Cap Portfolio and the Alliance Quasar Portfolio (Proposal 8); and the shareholders of the Brinson Strategic Income Portfolio are being asked to approve a Merger between the Brinson Strategic Income Portfolio and the Alliance Global Bond Portfolio (Proposal 9). Each Merger is proposed to take place pursuant to an Agreement and Plan of Acquisition and Termination between the Acquired Portfolio and the Acquiring Portfolio (the "Agreements"), each of which is in the form attached to this Prospectus/Proxy Statement as Appendix A.

    Each Agreement provides, among other things, for the transfer of all of the assets of the relevant Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for (i) the issuance to the Acquired Portfolio of the Class A and Class B Merger Shares, the number of which will be calculated by dividing the value of the net assets attributable to the Class H and Class I shares, respectively, of the Acquired Portfolio acquired by the Acquiring Portfolio by the net asset value per Class A and Class B share of the relevant Acquiring Portfolio and (ii) the assumption by the relevant Acquiring Portfolio of all of the stated liabilities of the Acquired Portfolio, all as more fully described below under "Information About the Mergers."

    After receipt of the Merger Shares, each Acquired Portfolio will cause the Class A Merger Shares to be distributed to its Class H shareholders, and the Class B Merger Shares to be distributed to its Class I shareholders, as applicable, in termination of the Acquired Portfolio. Each shareholder of an Acquired Portfolio will receive a number of full and fractional Class A and Class B Merger Shares equal in value as of Closing Date to the aggregate value of the shareholder's Class H and Class I Acquired Portfolio shares.

TRUSTEES' RECOMMENDATIONS

    The Brinson Trustees have voted unanimously to approve each Merger and to recommend that shareholders of each Acquired Portfolio also approve the Merger applicable to them.

REQUIRED SHAREHOLDER VOTE

    Approval of each Merger requires the approval of a "majority of the outstanding voting securities" of the Portfolio, which, as defined in the 1940 Act, means the lesser of (A) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Portfolio.

BACKGROUND AND REASONS FOR THE PROPOSED MERGER

    The Brinson Trustees, including all of the Brinson Trustees who are not "interested persons" of the Brinson Portfolios (the "Independent Trustees"), have unanimously determined that each Merger would be in the best interests of the relevant Acquired Portfolio, and that the interests of each Acquired Portfolio's shareholders would not be diluted as a result of effecting its Merger. At a meeting held on July 25, 2001, the Brinson Trustees unanimously approved each proposed Merger and recommended approval by shareholders. In determining whether to approve each Merger and to recommend its approval to shareholders, the Brinson Trustees, including the Independent Trustees, considered the potential impact of the Mergers on Brinson Trust shareholders and a variety of factors relating thereto, including among others: 1) the expertise, resources and historical performance of Alliance; 2) the viability of, and expense involved in operating, each Acquired Portfolio on a stand-alone basis;
3) the fact that the Acquired Portfolios are currently being subadvised by Alliance; 4) the terms and conditions of the Agreements and Plans of Acquisition and Termination, including provisions intended to avoid any dilution of shareholder interests; 5) the compatibility of the investment objectives, policies and limitations of each Acquired Portfolio and corresponding Acquiring Portfolio; 6) the historical and projected operating expenses of the Acquired Portfolios and the Acquiring Portfolios; 7) the historical performance of the Acquired Portfolios and the Acquiring Portfolios; 8) the fact that Alliance and Brinson will share equally all of the expenses associated with the Mergers, other than portfolio transfer costs (if any), brokerage and other similar expenses, all of which will be borne by the relevant Brinson Portfolio; 9) any direct or indirect costs to be incurred by the Acquired Portfolios or Acquiring Portfolios as a result of each Merger; 10) the tax consequences of each Merger;
11) the fact that seed capital will be redeemed from the High Income Portfolio, the Small Cap Portfolio, and the Strategic Income Portfolio prior to the consummation of the Merger; and 12) possible alternatives to the Merger.

    In reaching the decision to recommend approval of each Merger, the Brinson Trustees concluded that each Merger is in the best interests of each Acquired Portfolios and its respective shareholders. The principal reasons why the Brinson Trustees recommend each Merger are as follows:

    (i) SUSTAINABLE DECREASES IN OVERALL EXPENSES. The Mergers are expected to result in aggregate operating expenses that would be lower than those expected to be borne by the Acquired Portfolios as described more fully in the

Overview under "Operating Expenses." Of course, there can be no assurance that the Mergers will result in savings in operating expenses to shareholders.

    (ii) APPROPRIATE INVESTMENT OBJECTIVES, DIVERSIFICATION, ETC. The investment objective, policies, and restrictions of each Acquiring Portfolio are, in general, substantially similar to those of each corresponding Acquired Portfolio. Although the investment objectives and policies of certain of the Acquired Portfolios are different from those of the corresponding Acquiring Portfolios (as described above in "Comparison of Investment Objectives, Policies and Restrictions"), because of the similarity between the broader goals of each Acquiring Portfolio and those of its respective Acquired Portfolio, the Brinson Trustees believe that an investment in shares of each Acquiring Portfolio will provide Acquired Portfolio shareholders with an investment opportunity comparable to that currently afforded by the corresponding Acquired Portfolio.

    (iii) ECONOMIES OF SCALE. The Brinson Trustees further believe that the greater size of each combined Portfolio will offer Brinson shareholders greater prospects for efficient Portfolio management and economic viability, as well as the potential for reduced investment risk because of the opportunities for additional diversification of portfolio investments.

                         INFORMATION ABOUT THE MERGERS

AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION

    Each proposed Agreement and Plan of Acquisition and Termination provides that the relevant Acquiring Portfolio will acquire all of the assets of the corresponding Acquired Portfolio in exchange for the issuance of Class A and Class B Merger Shares and for the assumption by the Acquiring Portfolio of the stated liabilities of the Acquired Portfolio, all as of the Effective Time (defined in each Agreement to be 4:00 p.m. on the Closing Date). The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

    At the Effective Time, each Acquired Portfolio will sell all of its assets to the corresponding Acquiring Portfolio, and, in exchange, the Acquiring Portfolio will assume the stated liabilities of the Acquired Portfolio and deliver to the Acquired Portfolio (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio attributable to its Class H shares, less the value of the liabilities of the Acquired Portfolio assumed by the Acquiring Portfolio attributable to the Class H shares of the Acquired Portfolio, and
(ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio attributable to its Class I shares, less the value of the liabilities of the Acquired Portfolio assumed by the Acquiring Portfolio attributable to the Class I shares of the Acquired Portfolio.

    At or as soon as reasonably practical after the Effective Time, each Acquired Portfolio will terminate by transferring to its shareholders of record as of the Effective Time the full and fractional Merger Shares received by the Acquired Portfolio, with Class A Merger Shares being distributed to holders of Class H shares of the Acquired Portfolio and Class B Merger Shares being distributed to holders of Class I shares of the Acquired Portfolio. As a result of the proposed transaction, each holder of Class H and Class I shares of the Acquired Portfolio will receive a number of Class A and Class B Merger Shares equal in aggregate net asset value at the Effective Time to the aggregate net asset value of the Class H and Class I shares, respectively, of the Acquired Portfolio held by the shareholder. Each Acquiring Portfolio shall record on its books the ownership by the corresponding Acquired Portfolio's shareholders of the Class A and Class B Merger Shares, and the Acquired Portfolio shall simultaneously redeem and cancel on its books all of its issued and outstanding Class H and Class I shares.

    The consummation of each Merger is subject to the conditions set forth in the Agreement, any of which may be waived by the party entitled to its protections, except for the condition requiring shareholder approval of the Agreement. The Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Acquired Portfolio, prior to the Effective Time, by a majority of either the Alliance Directors or the Brinson Trustees if (i) any of the Portfolio's conditions precedent as set forth in the Agreement has not been fulfilled or (ii) the Alliance Directors or the Brinson Trustees determine that the consummation of the Acquisition is not in the best interests of the Portfolio or its shareholders and gives notice of such termination to the other party.

    All expenses incurred in connection with the Agreement, and all transactions contemplated thereby, will be borne equally by Alliance and Brinson Advisors (other than portfolio transfer cost (if any), brokerage and other similar expenses, all of which will be borne by the relevant Portfolio, except that such expenses, if any, incurred in connection with the redemption of seed capital from the High Income Portfolio, the Small Cap Portfolio and the Strategic Income Portfolio will not be excluded). Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code. Neither Brinson Advisors nor the Brinson Trust is currently aware of any such expenses and neither Brinson Advisors nor the Brinson Trust believe that any will be incurred in connection with the Mergers.

INDEMNIFICATION OF ACQUIRING FUNDS

    In connection with the Mergers, Brinson Advisors has agreed to indemnify each Acquiring Fund and its affiliates from and against losses which it may suffer as a result of any liabilities, whether absolute, accrued, contingent or otherwise, and to reimburse such Acquiring Fund and its affiliates for any reasonable legal or other costs and expenses incurred by it or its affiliates in connection with discharging, investigating or defending against any such liability.

DESCRIPTION OF THE MERGER SHARES

    Full and fractional Merger Shares will be issued to each Acquired Portfolio's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are Class A and Class B shares of the Acquiring Portfolio, which have characteristics substantially similar to those of, respectively, the Class H and Class I shares of each Acquired Portfolio with respect to 12b-1 servicing and/or distribution fees. Class H and Class A shares are purchased at net asset value. Class I and Class B shares are also sold and redeemed at net asset value and, pursuant to separate Rule 12b-1 Plans adopted by the respective Portfolio, Class B and Class I shares each pay an annual distribution fee of 0.25% of average daily net assets. The level of annual distribution fees payable by Class B shares could be increased to 0.50% of the average daily net assets attributable to such class without a vote of the shareholders.

    Each of the Merger Shares will be fully paid and nonassessable by the Acquiring Portfolio when issued, will be transferable without restriction, and will have no preemptive or conversion rights.

    See the Alliance Prospectus for more information about the characteristics of Class A and Class B shares of the Acquiring Portfolios.

ORGANIZATION

    The following is a summary of the major differences between the governing documents and laws applicable to each of the Acquiring Funds and the Acquired Funds.

    The Brinson Trust is organized as a Massachusetts business trust and the Alliance Fund is organized as a Maryland corporation. Except as otherwise noted below, the provisions of Maryland law and the Articles of Incorporation (the "Alliance Articles") and Bylaws (the "Alliance Bylaws") of the Alliance

Fund are substantially similar to those of Massachusetts law, the Declaration of Trust (the "Brinson Declaration of Trust") and the Bylaws (the "Brinson Bylaws") of the Brinson Trust. All of the Acquiring Portfolios and the Acquired Portfolios are subject to the 1940 Act.

MEETINGS OF SHAREHOLDERS

    The Brinson Declaration of Trust gives the Brinson Trustees and shareholders holding at least 10% of the shares then outstanding the right to call (or cause to be called) a special meeting of shareholders. By contrast, the Alliance Bylaws enable a special meeting of the shareholders to be called by the chairman of the board, the president, the Board of Directors, or upon the written request of shareholders entitled to cast 25% of the votes at such special meeting, by the secretary.

QUORUMS

    The Brinson Declaration of Trust provides that a majority of shares entitled to vote constitutes a quorum at a shareholders' meeting. The Alliance Articles provide that one-third of the shares entitled to vote constitutes a quorum at shareholder meetings. Unlike the Brinson Declaration of Trust, which provide that a majority of Trustees constitutes a quorum for a meeting of Trustees, the Alliance Bylaws provide that one-third of the Directors (but no fewer than two) constitutes a quorum for a meeting of Directors.

NUMBER OF DIRECTORS

    The Brinson Declaration of Trust provides for a minimum of one and a maximum of 15 Trustees. The Alliance Articles provide that the number of Directors shall initially be one and may be increased or decreased by a majority of the entire board of directors, but shall not be greater than 20.

REMOVAL OF TRUSTEES OR DIRECTORS

    The Brinson Declaration of Trust provides that a Trustee may be removed
(i) with or without cause at any time by written instrument signed by at least two-thirds of the Trustees, or (ii) at any special meeting of shareholders of the Brinson Trust by a vote of at least two-thirds of the outstanding shares. Pursuant to Maryland law and the Alliance Bylaws, any Director may be removed with or without cause at any meeting of shareholders at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast.

INDEMNIFICATION OF TRUSTEES, DIRECTORS AND OFFICERS

    The Brinson Declaration of Trust provides that every person who is or has been a Trustee or an officer shall be indemnified to the fullest extent permitted by Massachusetts law against all liabilities and against all expenses reasonably incurred in connection with any indemnifiable claim. However, no indemnification is provided (i) to any person who is adjudicated by a court
(a) to be liable to the Brinson Trust by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties, or
(b) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Brinson Trust, or (ii) in the event of a settlement, unless there is a determination that the Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (a) by the court approving the settlement, (b) by a majority of the disinterested Trustees, or (c) by written opinion of independent legal counsel.

    Similarly, the Alliance Articles indemnify current and former directors and officers and those persons who, at the Alliance Fund's request serve or have served another organization as a director or officer to the maximum extent permitted under Maryland Law. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or
(b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

    Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board in which directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate Liability or Personal Liability.

    The Brinson Declaration of Trust provides that indemnification expenses may be paid in advance only if (i) there is an undertaking to repay the advance and appropriate security for such undertaking is given, (ii) the relevant Portfolio is insured against losses arising from any such advance payments, or
(iii) either a majority of the disinterested Trustees, or independent legal counsel, in a written opinion, determines that there is reason to believe that the indemnified persons will be found to be entitled to indemnification. Under Maryland law, indemnification expenses may be paid in advance of the final disposition if a director provides (i) a written affirmation of his good faith belief that the standard of conduct necessary for indemnification has been met, and (ii) a written undertaking to repay the amount if it is determined that the standard of conduct has not been met. This undertaking need not be secured.

PERSONAL LIABILITY

    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Brinson Declaration of Trust disclaims shareholder liability for acts or obligations of the Brinson Trust and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Brinson Trust, the Acquired Portfolios or the Brinson Trustees. The Brinson Declaration of Trust provides for indemnification out of Acquired Portfolio property for all loss and expense of any shareholder held personally liable for the obligations of the Acquired Portfolio. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the Acquired Portfolio would be unable to meet its obligations. The likelihood of such a circumstance is considered remote. Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation.

TERMINATION

    The Brinson Declaration of Trust provides that the Brinson Trust or any series thereof may be terminated by a "majority of the outstanding voting securities" (which, as defined in the 1940 Act, means the lesser of (A) 67% or more of the shares of the portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the portfolio) of the series or the Trust, or by the Trustees without obtaining a "majority of the outstanding voting securities" if a majority of the Trustees makes a determination that the continuation of a Series or the Trust is not in the best interests of such Series or Trust or their respective shareholders. Under Maryland law, a corporation may be dissolved by vote of the majority of the Directors.

AMENDMENTS

    The Brinson Declaration of Trust may be amended by a majority of the Brinson Trustees, as long as the amendment does not adversely affect the rights of any shareholder. If an Amendment adversely affects the rights of shareholders, it may be adopted by a majority of the Brinson Trustees when authorized to do so by a "majority of the outstanding voting securities." The Brinson Bylaws may be amended by a majority of the Brinson Trustees. The Alliance Articles may be amended by a vote of two-thirds of all the votes entitled to be cast by the shareholders. The Alliance Bylaws may only be amended by the Directors.

FEDERAL INCOME TAX CONSEQUENCES

    As long as the Contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under Section 72 of the Internal Revenue Code, the Mergers will not create any tax liability for Contract Owners.

    Each Acquired Portfolio and each Acquiring Portfolio will receive an opinion from Ropes & Gray, special counsel to the Alliance Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will* be recognized by the Acquired Portfolio as a result of the Merger; (ii) under Section 354 of the code, no gain or loss will* be recognized by shareholders of the Acquired Portfolio on the distribution of Merger Shares to them in exchange for their shares of the Acquired Portfolio;
(iii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Portfolio's shareholders receive in exchange for their Acquired Portfolio shares will* be the same as the aggregate tax basis of the Acquired Portfolio shares exchanged; (iv) under
Section 1223(1) of the Code, an Acquired Portfolio's shareholder's holding period for the Merger Shares received pursuant to the Agreement will* be determined by including the holding period for the Acquired Portfolio shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Portfolio shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will* be recognized by the Acquiring Portfolio as a result of the reorganization; (vi) under Section 362(b) of the Code, the Acquiring Portfolio's tax basis in the assets that the Acquiring Portfolio receives from the Acquired Portfolio will* be the same as the Acquired Portfolio's tax basis in such assets; and (vii) under Section 1223(2) of the Code, the Acquiring Portfolio's holding period in such assets will* include the Acquired Portfolio's holding period in such assets. The opinion will be based on certain factual certifications made by officers of Brinson Advisors and Alliance Capital and will also be based on customary assumptions and qualifications.

    A substantial portion of the assets of each Acquired Portfolio has been or will be sold in connection with the Mergers of those Portfolios into the respective Acquiring Portfolios. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Portfolio's basis in such assets. Any capital gains recognized in these sales will be distributed to the selling Portfolio's shareholders (but not Contract Owners) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the Contract Owners).

    For all of the Mergers, prior to the Exchange Date, the Acquired Portfolio will declare a distribution to its shareholders which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

    The foregoing description of the federal income tax consequences of the Mergers is made without regard to the particular circumstances of any shareholder.

------------------------

* The word "should" applies in place of the word "will" where indicated in the case of the Mergers involving the Brinson Balanced Portfolio, the Brinson Global Equity Portfolio and the Brinson High Income Portfolio.

    Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, foreign and other taxes.

CAPITALIZATION

    The following tables show the capitalization of each Acquired Portfolio and each Acquiring Portfolio as of December 31, 2000 and of each Acquiring Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition by the Acquiring Portfolio of the assets and stated liabilities of the corresponding Acquired Portfolio at net asset value, and in the case of the High Income Portfolio, the Small Cap Portfolio and the Strategic Income Portfolio, the redemption by Brinson of its shares of such Portfolio in connection with the merger:

                             CAPITALIZATION TABLES
                                    6/30/01
                                  (UNAUDITED)

                                     BRINSON BALANCED          ALLIANCE TOTAL         PRO FORMA
                                        PORTFOLIO             RETURN PORTFOLIO        COMBINED
                               ----------------------------   ----------------   -------------------
                                    CLASS H        CLASS I        CLASS A        CLASS A    CLASS B
                               -----------------   --------   ----------------   --------   --------
Net assets (000's omitted)...        13,188          1,675        148,629        161,817      1,675
Shares outstanding (000's
  omitted)...................         1,503            191          8,259          8,990        191
Net asset value per share
  ($)........................          8.77           8.75          18.00          18.00       8.75

                                                                   ALLIANCE
                                             BRINSON GLOBAL      INTERNATIONAL        PRO FORMA
                                            EQUITY PORTFOLIO       PORTFOLIO          COMBINED
                                           -------------------   -------------   -------------------
                                           CLASS H    CLASS I       CLASS A      CLASS A    CLASS B
                                           --------   --------   -------------   --------   --------
Net assets (000's omitted)...............    6,218        518        66,055       72,273        518
Shares outstanding (000's omitted).......      642         54         5,353        5,857         54
Net asset value per share ($)............     9.69       9.64         12.34        12.34       9.64

                                                BRINSON
                        BRINSON GLOBAL         STRATEGIC          ALLIANCE GLOBAL          PRO FORMA
                       INCOME PORTFOLIO    INCOME PORTFOLIO       BOND PORTFOLIO            COMBINED
                       ----------------   -------------------   -------------------   --------------------
                           CLASS H        CLASS H*   CLASS I    CLASS A    CLASS B    CLASS A**   CLASS B
                       ----------------   --------   --------   --------   --------   ---------   --------
Net assets (000's
  omitted)...........        4,900         11,088      1,895     44,981      5,438      50,638      7,333
Shares outstanding
  (000's omitted)....          472          1,004        172      4,303        523       4,846        705
Net asset value per
  share ($)..........        10.38          11.04      11.03      10.45      10.40       10.45      10.40

------------------------------

 * Includes seed capital that will be withdrawn before consummation of the Acquisition.

**  Reflects the redemption of $10,331,000 of seed capital.

                              BRINSON GROWTH        ALLIANCE GROWTH
                                AND INCOME            AND INCOME             PRO FORMA
                                 PORTFOLIO             PORTFOLIO             COMBINED
                            -------------------   -------------------   -------------------
                            CLASS H    CLASS I    CLASS A    CLASS B    CLASS A    CLASS B
                            --------   --------   --------   --------   --------   --------
Net assets (000's
  omitted)................   16,080      8,554    682,943    453,043    699,023    461,587
Shares outstanding (000's
  omitted)................    1,305        695     29,276     19,520     29,962     19,888
Net asset value per share
  ($).....................    12.33      12.31      23.33      23.21      23.33      23.21

                              BRINSON GROWTH        ALLIANCE GROWTH          PRO FORMA
                                 PORTFOLIO             PORTFOLIO             COMBINED
                            -------------------   -------------------   -------------------
                            CLASS H    CLASS I    CLASS A    CLASS B    CLASS A    CLASS B
                            --------   --------   --------   --------   --------   --------
Net assets (000's
  omitted)................   15,955      1,547    270,353     81,084    286,308     82,631
Shares outstanding (000's
  omitted)................    2,643        258     14,889      4,490     15,765      4,575
Net asset value per share
  ($).....................     6.04       5.99      18.16      18.06      18.16      18.06

                                                           ALLIANCE U.S./
                                  BRINSON HIGH GRADE            HIGH                PRO FORMA
                                FIXED INCOME PORTFOLIO     GRADE PORTFOLIO          COMBINED
                                ----------------------   -------------------   -------------------
                                       CLASS H           CLASS A    CLASS B    CLASS A    CLASS B
                                ----------------------   --------   --------   --------   --------
Net assets (000's omitted)....           2,117            69,640      4,810     71,757      4,810
Shares outstanding (000's
  omitted)....................             249             6,076        421      6,262        421
Net asset value per share
  ($).........................            8.50             11.46      11.42      11.46      11.42

                                              BRINSON HIGH     ALLIANCE HIGH
                                                 INCOME            YIELD        PRO FORMA
                                               PORTFOLIO*        PORTFOLIO     COMBINED**
                                             ---------------   -------------   -----------
                                                 CLASS H          CLASS A        CLASS A
                                             ---------------   -------------   -----------
Net assets (000's omitted).................        9,629           26,551         27,236
Shares outstanding (000's omitted).........        1,412            3,580          3,670
Net asset value per share ($)..............         8.44             7.42           7.42

------------------------------

 * Includes seed capital that will be withdrawn before consumation of the Acquisition.

**  Reflects the redemption of $8,944,000 of seed capital.

                                     BRINSON SMALL        ALLIANCE QUASAR          PRO FORMA
                                     CAP PORTFOLIO           PORTFOLIO              COMBINED
                                  -------------------   -------------------   --------------------
                                  CLASS H*   CLASS I    CLASS A    CLASS B    CLASS A**   CLASS B
                                  --------   --------   --------   --------   ---------   --------
Net assets (000's omitted)......    5,825        853    225,452      5,032     226,108      5,885
Shares outstanding (000's
  omitted)......................      387         57     20,317        455      20,370        532
Net asset value per share ($)...    15.07      14.98      11.10      11.07       11.10      11.07

------------------------------

 * Includes seed capital that will be withdrawn before consummation of the Acquisition.

**  Reflects the redemption of $5,169,000 of seed capital.

                               VOTING INFORMATION

RECORD DATE, QUORUM AND METHOD OF TABULATION

    Shareholders of record of each Acquired Portfolio at the close of business on August 10, 2001 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of each Acquired Portfolio outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally. Class H and Class I shareholders of each Acquired Portfolio will vote together as a single class in connection with the approval or disapproval of the Mergers. Shareholders of each Acquired Portfolio will vote only on the approval or disapproval of that Portfolio's Merger.

    Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Brinson Trustees as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. Proxies with respect to which an Account has not received instructions will be voted for, voted against, or withheld from voting on each proposal in the same proportion as the other outstanding shares of the same Portfolio held by such Account are voted. The tellers will count broker non-votes as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes have the effect of negative votes on the Merger.

SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP

    As of the Record Date, as shown on the books of each Acquired Portfolio and each Acquiring Portfolio, there were issued and outstanding the following number of shares of beneficial interest of each class of each Acquired Portfolio and each class of each Acquiring Portfolio.

BRINSON SERIES TRUST                            CLASS H      CLASS I
--------------------                           ----------   ----------
Brinson Balanced Portfolio...................   1,470,730      187,661
Brinson Global Equity Portfolio..............     610,818       53,869
Brinson Global Income Portfolio..............     469,139          N/A
Brinson Growth and Income Portfolio..........   1,289,923      721,677
Brinson Growth Portfolio.....................   2,592,961      240,217
Brinson High Grade Portfolio.................     236,184          N/A
Brinson High Income Portfolio................   1,138,098          N/A

BRINSON SERIES TRUST                            CLASS H      CLASS I
--------------------                           ----------   ----------
Brinson Small Cap Portfolio..................     386,402       45,480
Brinson Strategic Income Portfolio...........   1,003,276      171,328

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.    CLASS A      CLASS B
--------------------------------------------   ----------   ----------
Alliance Total Return Portfolio..............   8,484,423          N/A
Alliance International Portfolio.............   5,360,147          N/A
Alliance Global Bond Portfolio...............   4,145,267      517,701
Alliance Growth and Income Portfolio.........  29,179,168   24,217,299
Alliance Growth Portfolio....................  14,341,797    4,870,417
Alliance U.S./High Grade Portfolio...........   6,263,417      440,032
Alliance High Yield Portfolio................   3,557,583          N/A
Alliance Quasar Portfolio....................  20,380,328      447,407

    As of the Record Date, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each Brinson Portfolio and directors and officers owned in the aggregate less than of 1% of the outstanding shares of any class of each Alliance Portfolio. To the knowledge of the Brinson Trust's management, as of the Record Date, there were no Contract Owners with the ability to provide voting instructions with respect to more than 5% of a class of an Acquired Portfolio's shares. To the knowledge of the Alliance Fund's Management, as of the Record Date, there were no Contract Owners with the ability to give voting instructions with respect to more than 5% of a class of an Acquiring Portfolio's shares. However, the proportionate voting by the insurance companies of shares for which no voting instruction cards are returned may result in certain Contract Owners' instructions affecting the vote of 5% or more of the outstanding shares of a class. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. Brinson Advisors and the following insurance company separate accounts are shown on the Brinson Trust's records as owning 5% or more of a class of a Brinson Portfolio's shares as of the Record Date:

PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
BRINSON BALANCED PORTFOLIO
--Class H shares.............       47.18%        PaineWebber Life
                                                  Insurance Company
                                                  1285 Avenue of the
                                                  Americas
                                                  New York, New York
                                                  10019

PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
                                    36.31%        American Republic
                                                  Insurance Company
                                                  Attn: Annuity
                                                  Administration
                                                  P.O. Box 1
                                                  Des Moines IA 50301
                                    12.17%        AIG Life Paradigm
                                                  Variable Annuity
                                                  c/o Robert Shock
                                                  Stop 6-01B
                                                  1 Alico Plaza
                                                  Wilmington, DE 19801
--Class I shares.............         100%        Keyport Life Insurance
                                                  Company
                                                  125 High Street
                                                  Boston, MA 02110-2712
BRINSON GLOBAL EQUITY
PORTFOLIO
--Class H shares.............       61.75%        PaineWebber Life
                                                  Insurance Company
                                    37.30%        American Republic
                                                  Insurance Company
--Class I shares.............       97.84%        Keyport Life Insurance
                                                  Company
BRINSON GLOBAL INCOME
PORTFOLIO
--Class H shares.............       52.29%        American Republic
                                                  Insurance Company
                                    34.03%        PaineWebber Life
                                                  Insurance Company
                                    10.18%        AIG Life Paradigm
                                                  Variable Annuity
BRINSON GROWTH AND INCOME
PORTFOLIO
--Class H shares.............       38.05%        AIG Life Paradigm
                                                  Variable Annuity
                                    28.31%        PaineWebber Life
                                                  Insurance Company
                                    16.57%        American Republic
                                                  Insurance Company
                                    14.84%        Conseco Variable
                                                  Insurance Company

PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
                                                  Attn: Carla Higgs -
                                                  Separate Accounts
                                                  11825 N. Pennsylvania
                                                  Street
                                                  Carmel, IN 46032
--Class I shares.............       45.80%        Hartford Life Insurance
                                                  Company
                                                  Separate Account Two
                                                  Attn: Carol Lewis
                                                  200 Hopmeadow Street
                                                  Simsbury, CT 06089
                                    29.07%        The Ohio National Life
                                                  Insurance Company
                                                  One Financial Way
                                                  Cincinnati, OH 45242
                                    13.06%        Keyport Life Insurance
                                                  Company
                                    11.25%        Aetna Life Insurance &
                                                  Annuity Company
                                                  ARS Central Valuation
                                                  Unit
                                                  Attn: Gordon Elrod
                                                  151 Farmington Ave.
                                                  Hartford, CT 06156
BRINSON GROWTH PORTFOLIO
--Class H shares.............       49.63%        American Republic
                                                  Insurance Company
                                    38.96%        PaineWebber Life
                                                  Insurance Company
                                    10.13%        AIG Life Paradigm
                                                  Variable Annuity
--Class I shares.............       99.44%        Keyport Life Insurance
                                                  Company
BRINSON HIGH GRADE FIXED
INCOME PORTFOLIO
--Class H shares.............         100%        PaineWebber Life
                                                  Insurance Company
BRINSON HIGH INCOME PORTFOLIO
--Class H shares.............       93.11%        Brinson Advisors
                                                  51 W. 52nd Street
                                                  New York, New York
                                                  10019-6114

PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
                                     5.05%        AIG Life Paradigm
                                                  Variable Annuity
BRINSON SMALL CAP PORTFOLIO
--Class H shares.............       88.76%        Brinson Advisors
                                     9.77%        AIG Life Paradigm
                                                  Variable Annuity
--Class I shares.............       68.11%        The Ohio National Life
                                                  Insurance Company
                                    31.88%        Aetna Life Insurance &
                                                  Annuity Company
BRINSON STRATEGIC INCOME
PORTFOLIO
--Class H shares.............       93.26%        Brinson Advisors
                                     6.04%        AIG Life Paradigm
                                                  Variable Annuity
--Class I shares.............       39.91%        Hartford Life Insurance
                                                  Company
                                                  Separate Account Two
                                    34.47%        The Ohio National Life
                                                  Insurance Company
                                    25.61%        Keyport Life Insurance
                                                  Company

    The following insurance company separate accounts are shown on the Alliance Fund's records as owning 5% or more of a class of an Alliance Portfolio's shares as of the Record Date:

PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
ALLIANCE TOTAL RETURN
PORTFOLIO
--Class A Shares.............       87.27%        AIG Life Insurance
                                                  Company
                                                  One ALICO Plaza
                                                  600 N. King Street
                                                  Wilmington DE 19801
                                    12.73%        American International
                                                  Life Assurance Company
                                                  of New York
                                                  (American International
                                                  Life)
                                                  80 Pine St
                                                  New York, New York
                                                  10005

PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
ALLIANCE INTERNATIONAL
PORTFOLIO
--Class A Shares.............       84.96%        AIG Life Insurance
                                                  Company
                                    11.47%        American International
                                                  Life
ALLIANCE GLOBAL BOND
PORTFOLIO
--Class A Shares.............       60.89%        Keyport Life Insurance
                                                  Company
                                    19.52%        National Union Fire
                                                  Insurance
                                                  c/o American
                                                  International Life
                                                  Attn: Bill Tucker
                                                  80 Pine St.
                                                  New York, New York
                                                  10005
                                    16.54%        AIG Life Insurance
                                                  Company
--Class B Shares.............      100.00%        Keyport Life Insurance
ALLIANCE GROWTH AND INCOME
PORTFOLIO
--Class A Shares.............       67.68%        AIG Life Insurance
                                                  Company
                                    11.25%        Merrill Lynch Life
                                                  Insurance
                                                  Administrative Offices
                                                  800 Scudder Mill Rd.
                                                  Plainsboro, NJ 08536
                                    10.19%        American International
                                                  Life
--Class B Shares.............       26.44%        Allmerica Financial
                                                  Life Insurance
                                                  440 Lincoln St.
                                                  Worcester, MA 01653
                                    21.23%        AIG Life Insurance
                                                  Company
                                    18.83%        Northbrook Life
                                                  Insurance Company
                                                  3100 Sanders Rd
                                                  Northbrook, IL 60062
                                     7.79%        Lincoln Life Variable
                                                  Annuity

PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
                                                  1300 South Clinton
                                                  Fort Wayne, IL 46802
                                     6.30%        GE Life and Annuity
                                                  Assurance
                                                  6610 West Broad St.
                                                  Richmond, VA 23230
                                     5.77%        Keyport Life Insurance
ALLIANCE GROWTH PORTFOLIO
--Class A Shares.............       85.49%        AIG Life Insurance
                                                  Company
                                    14.47%        American International
                                                  Life
--Class B Shares.............       59.54%        AIG Life Insurance
                                                  Company
                                    16.24%        Northbrook Life
                                                  Insurance Company
                                    15.33%        Lincoln National
                                                  Separate Account
                                     5.14%        Allmerica Financial
                                                  Life Insurance
ALLIANCE U.S. GOVERNMENT/HIGH
GRADE SECURITIES PORTFOLIO
--Class A Shares.............       89.58%        AIG Life Insurance
                                                  Company
                                    10.42%        American International
                                                  Life
--Class B Shares.............       55.88%        American Enterprise
                                                  Life Insurance
                                    44.12%        AIG Life Insurance
                                                  Company
ALLIANCE HIGH YIELD PORTFOLIO
--Class A Shares.............       92.60%        AIG Life Insurance
                                                  Company
                                     7.40%        American International
                                                  Life
ALLIANCE QUASAR PORTFOLIO
--Class A Shares.............       66.32%        Merrill Lynch Insurance
                                                  Group
                                    29.00%        AIG Life Insurance
                                                  Company
--Class B Shares.............       59.50%        GE Life and Annuity
                                                  Assurance

PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
                                    40.50%        Sun Life Financial
                                                  Futurity
                                                  1 Copley Place
                                                  Suite 200
                                                  Boston, MA 02116

    The following pro forma table shows the insurance company separate accounts that will own 5% or more of a class of an Aqquiring Portfolio's shares giving effect to the proposed acquisition by the Acquiring Portfolio of the assets and stated liabilities of the corresponding Acquired Portfolio at net asset value, and in the case of the High Income Portfolio, the Small Cap Portfolio and the Strategic Income Portfolio, the redemption by Brinson of its shares of such Portfolio in connection with the merger.

                                   PROFORMA
PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
ALLIANCE TOTAL RETURN
PORTFOLIO
--Class A Shares.............       80.43%        AIG Life Insurance
                                                  Company
                                    11.74%        American International
                                                  Life
--Class B Shares.............       97.84%        Keyport Life Insurance
                                                  Company
ALLIANCE INTERNATIONAL
PORTFOLIO
--Class A Shares.............       77.92%        AIG Life Insurance
                                                  Company
                                    10.52%        American International
                                                  Life
                                     5.12%        PaineWebber Life
                                                  Insurance Company
ALLIANCE GLOBAL BOND
PORTFOLIO
--Class A Shares.............       53.97%        Keyport Life Insurance
                                                  Company
                                    17.30%        National Union Fire
                                                  Insurance
                                    16.99%        AIG Life Insurance
                                                  Company
                                     5.17%        American Republic
                                                  Insurance Co.
--Class B Shares.............      100.00%        Keyport Life Insurance

                                   PROFORMA
PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
ALLIANCE GROWTH AND INCOME
PORTFOLIO
--Class A Shares.............       66.13%        AIG Life Insurance
                                                  Company
                                    11.00%        Merrill Lynch Life
                                                  Insurance
                                     9.96%        American International
                                                  Life
--Class B Shares.............       26.02%        Allmerica Financial
                                                  Life Insurance
                                    20.90%        AIG Life Insurance
                                                  Company
                                    18.53%        Northbrook Life
                                                  Insurance Company
                                     7.67%        Lincoln Life Variable
                                                  Annuity
                                     6.50%        Keyport Life Insurance
                                     6.20%        GE Life and Annuity
                                                  Assurance
ALLIANCE GROWTH PORTFOLIO
--Class A Shares.............       80.65%        AIG Life Insurance
                                                  Company
                                    13.66%        American International
                                                  Life
--Class B Shares.............       58.57%        AIG Life Insurance
                                                  Company
                                    15.97%        Northbrook Life
                                                  Insurance Company
                                    15.80%        Lincoln National
                                                  Separate Account
                                     5.06%        Allmerica Financial
                                                  Life Insurance

                                   PROFORMA
PORTFOLIO                      PERCENTAGE OWNED         SHAREHOLDER
---------                      ----------------   -----------------------
ALLIANCE U.S. GOVERNMENT/HIGH
GRADE SECURITIES PORTFOLIO
--Class A Shares.............       87.15%        AIG Life Insurance
                                                  Company
                                    10.14%        American International
                                                  Life
--Class B Shares.............       53.28%        American Enterprise
                                                  Life Insurance
                                    44.12%        AIG Life Insurance
                                                  Company
ALLIANCE HIGH YIELD PORTFOLIO
--Class A Shares.............       92.13%        AIG Life Insurance
                                                  Company
                                     7.22%        American International
                                                  Life
ALLIANCE QUASAR PORTFOLIO
--Class A Shares.............       66.26%        Merrill Lynch Insurance
                                                  Group
                                    29.17%        AIG Life Insurance
                                                  Company
--Class B Shares.............       52.36%        GE Life and Annuity
                                                  Assurance
                                    35.64%        Sun Life Financial
                                                  Futurity
                                     8.17%        The Ohio National Life
                                                  Insurance Co.

CONTRACT OWNER INSTRUCTIONS

    Each Contract Owner is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on a ballot enclosed with the insurance company's information statement and this Prospectus/Proxy Statement and then signing, dating and mailing the ballot to the insurance company shareholder. If a ballot is not marked to indicated voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each of the proposals. Each insurance company shareholder will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts retained by each insurance company shareholder will be voted in the same proportion as votes cast by Contract Owners.

SOLICITATION OF INSTRUCTIONS

    Solicitation of instructions by personal interview, mail, or telephone, may be made by officers and Brinson Trustees and employees of Brinson Advisors and Alliance and their affiliates. The costs for solicitation of instructions, like the other costs associated with the Mergers, will be borne by Brinson Advisors and Alliance. See "Information About The Merger."

REVOCATION OF INSTRUCTIONS

    Any Contract Owner giving instructions has the power to revoke such instructions by mail by executing superseding instructions or by voting in person. All properly executed instructions received in time for the Meeting will be voted as specified in the instructions.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF SHAREHOLDERS

    The Brinson Declaration of Trust does not provide for annual meetings of shareholders and the Brinson Trust does not currently intend to hold such a meeting in 2001. Shareholder proposals to be considered at any subsequent meeting of any Acquired Portfolio's shareholders must be received by the Brinson Trust within a reasonable period of time prior to any such meeting. If the Merger of an Acquired Portfolio is consummated, that Portfolio's existence will terminate on the Closing Date, or shortly thereafter, after which there would be no meetings of the shareholders of that Brinson Portfolio.

ADJOURNMENT

    If sufficient votes in favor of any Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned only with respect to one Proposal, any other Proposal may still be acted upon by the shareholders. The persons named as proxies will vote in favor of such adjournment those proxies, which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. Brinson Advisors and Alliance will pay the costs of any additional solicitation and of any adjourned session.

THIRD PARTY PROXY SOLICITATION

    As noted above MIS Corporation has been retained to assist with solicitation activities in connection with the Mergers (including assembly and mailing of materials to Contract Owners). Brinson Advisors and Alliance have estimated the cost of these services to be approximately $33,300.

                        INFORMATION ABOUT THE PORTFOLIOS

    Other information regarding the Acquired and Acquiring Portfolios, including information with respect to their investment objectives, policies and restrictions and financial histories, may be found in, respectively, the Brinson Prospectus, and the Brinson SAI, which are available free of charge upon request by calling 1-800-986-0088; and in the Alliance Prospectus which accompanies this Prospectus/Proxy Statement, the Merger SAI, and the Alliance SAI, which are available free of charge upon request by calling 1-800-277-4618.

    Proxy materials, reports and other information filed by the Brinson Trust with respect to the Brinson Portfolios and by the Alliance Fund with respect to the Alliance Portfolios can be inspected and copied at the SEC's public reference room, located at 450 5th Street NW, Room 1200, Washington DC 20549. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference rooms. You may also access reports and other information about the Trusts on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may also obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the following file numbers:

File No. 811-4919: Brinson Series Trust

File No. 811-05398: Alliance Variable Products Series Fund, Inc.

    Certain information and commentary from the Acquiring Portfolios' most recent annual reports relating to the Acquiring Portfolios' recent investment performance is set forth in Appendix B to this Prospectus/Proxy Statement.

Financial Highlights intended to help you understand each of the Acquired and Acquiring Portfolio's recent financial performance are incorporated by reference to the Merger SAI.

October 1, 2001

                                   APPENDIX A
           FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION

    [           ], 2001

    This Agreement and Plan of Acquisition and Termination (the "Plan") is made
as of this [  ] day of [           ], 2001, by and between
Portfolio (the "Acquiring Fund"), a series of Alliance Variable Products Series
Fund, Inc., a Maryland corporation ("AVP"), and [              ] Portfolio (the
"Acquired Fund"), a series of Brinson Series Trust, a Massachusetts business trust ("BST"). All agreements, representations, actions and obligations herein that are made or to be taken or undertaken by the Acquiring Fund or the Acquired Fund are made and shall be taken or undertaken by AVP or BST, respectively, on its behalf.

    WHEREAS, the Acquiring Fund and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the Liabilities of the Acquired Fund in exchange for shares of equal net asset value of the Acquiring Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter liquidate and dissolve; and

    WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

    Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

    1.  DEFINITIONS.

    In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act..................................  Securities Act of 1933, as
                                            amended.

1934 Act..................................  Securities Exchange Act of 1934,
                                            as amended.

Assets....................................  All assets of any kind and all interests, rights, privileges
                                            and powers of or attributable to
                                            the Acquired Fund or any class
                                            of the Acquired Fund's shares,
                                            as appropriate, at the Effective
                                            Time (or, for purposes of
                                            Section 4(d) hereof, the time
                                            of delivery of the list referred
                                            to therein), whether or not
                                            determinable at the Effective
                                            Time and wherever located,
                                            including, without limitation,
                                            all cash, cash equivalents,
                                            securities, claims (whether
                                            absolute or contingent, known or
                                            unknown, accrued or unaccrued or
                                            conditional or unmatured),
                                            contract rights and receivables
                                            (including dividend and interest
                                            receivables) owned by the
                                            Acquired Fund or attributable to
                                            any class of the Acquired Fund's
                                            shares and any deferred or
                                            prepaid expense shown as an
                                            asset on the Acquired Fund's
                                            books.

Closing Date..............................  Such date prior to December 31,
                                            2001 as the parties agree to.

Effective Time............................  4:00 p.m. Eastern time on the
                                            Closing Date, or such other time
                                            as the parties may agree to in
                                            writing.

Financial Statements......................  The audited financial statements of the relevant Fund for its
                                            most recently completed fiscal
                                            year and, if applicable, the
                                            unaudited financial statements
                                            of that Fund for its most
                                            recently completed semi-annual
                                            period.

Fund......................................  The Acquiring Fund and/or the
                                            Acquired Fund, as the case may
                                            be.

Liabilities...............................  All liabilities of the Acquired
                                            Fund at the Effective Time,
                                            whether accrued or unaccrued,
                                            absolute or contingent or
                                            conditional or unmatured, but
                                            only to the extent disclosed or
                                            provided for in the most recent
                                            Financial Statements of the
                                            Acquired Fund referred to in
                                            paragraph 6(i) and not
                                            identified by the Acquired Fund
                                            to the Acquiring Fund as having
                                            been paid or provided for on or
                                            prior to the Closing Date, or
                                            otherwise disclosed in writing
                                            to, and accepted by, the
                                            Acquiring Fund as of the
                                            Valuation Time.

N-14 Registration Statement...............  The Registration Statement of
                                            the Acquiring Fund on Form N-14
                                            under the 1940 Act that will
                                            register the shares of the
                                            Acquiring Fund to be issued in
                                            the Acquisition and will include
                                            the proxy materials necessary
                                            for the shareholders of the
                                            Acquired Fund to approve the
                                            Acquisition.

Valuation Time............................  The time on the Closing Date, or the business day immediately
                                            preceding the Closing Date if
                                            the Closing Date is not a
                                            business day or such other date
                                            as the parties may agree to in
                                            writing, when for purposes of
                                            this Plan the Acquiring Fund
                                            determines its net asset value
                                            per share and the Acquired Fund
                                            determines the net value of the
                                            Assets.

    2.  REGULATORY FILINGS.

    The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and each Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby. Each

Fund, if requested, shall use reasonable commercial efforts to cooperate in such filings.

    3.  SHAREHOLDER ACTION

    As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a shareholder meeting to consider and approve the Acquisition and this Plan, and such other matters as the Trustees of BST may determine. Such approval by the shareholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the shareholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

    4. TRANSFER OF THE ACQUIRED FUND'S ASSETS. Each Fund shall take the following steps with respect to the Acquisition, as applicable:

    (a) Prior to the Effective Time, the Acquired Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed substantially all of its theretofore undistributed investment company taxable income, (as defined in section 852 of the Code, if any, and net capital gain (as defined in Code section 1222), if any.

    (b) At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

    (c) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any Asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

    (d) The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

        (1) the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund that number of full and fractional shares of common stock of each class of the Acquiring Fund, rounded to the third decimal place or such other decimal place as the parties may agree to in writing, determined by dividing the value of the Assets less the amount of the Liabilities attributable to a class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund.

        (2) For purposes of paragraph (1), the net asset value per share of each class of the Acquiring Fund shall be determined as of the Valuation Time in accordance with the Acquiring Fund's then applicable valuation procedures, and the value of the Assets and the amount of the Liabilities shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund.

        (3) The Acquired Fund shall deliver or make arrangements to deliver the Assets with good and marketable title to the custodian for the account of the Acquiring Fund. All cash shall be transferred in the form of immediately available funds payable to the order of the Acquiring Fund's custodian.

    (e) Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

    5. TERMINATION AND DISSOLUTION OF THE ACQUIRED FUND, REGISTRATION OF SHARES OF THE ACQUIRING FUND AND ACCESS TO RECORDS. Each Fund also shall take the following steps, as applicable:

    (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall terminate by transferring to shareholders of record of each class of the Acquired Fund full and fractional shares of common stock of the corresponding class of the Acquiring Fund equal in value to the shares of the class of the Acquired Fund held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that the Acquired Fund declared with respect to the class of the Acquired Fund's shares held by the shareholder before the Effective Time. The Acquiring Fund shall record on its books the ownership by the Acquired Fund's shareholders of the Acquiring Fund shares so transferred to such shareholders and the Acquired Fund shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each class of the Acquired Fund. The Acquiring Fund shall issue certificates representing the Acquiring Fund shares in accordance with the then current Acquiring Fund prospectus; provided, however, that the Acquiring Fund shall not issue certificates representing the Acquiring Fund shares to replace certificates representing Acquired Fund shares unless the Acquired Fund share certificates are first surrendered to the Acquiring Fund. Following distribution by the Acquired Fund to its shareholders of all of the shares of the Acquiring Fund delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve as soon as is reasonably practical after the Effective Time.

    (b) At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's shareholders and the number and percentage ownership of the outstanding shares of each class of the Acquired Fund owned by shareholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

    6. CERTAIN REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. BST, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

    (a) The Acquired Fund is a series of BST, a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Plan. BST is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on BST. The Board of Trustees of BST duly established and designated each class of the Acquired Fund as a class of the Acquired Fund. BST is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect as of the Effective Time.

    (b) BST, on behalf of the Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all its assets, to carry on its business as now being conducted, to enter into and carry out this Plan, and to consummate the transactions contemplated herein.

    (c) The Board of Trustees of BST has duly authorized the execution and delivery of this Plan by BST on behalf of the Acquired Fund and the transactions contemplated herein. Duly authorized officers of BST have executed and delivered this Plan on behalf of the Acquired Fund. Assuming that this Plan has been duly authorized and executed by AVP on behalf of the Acquiring Fund, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of its shareholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate BST's Declaration of Trust, its By-Laws or any material agreement to which the Acquired Fund is subject. Except for the approval of the Acquired Fund's shareholders, BST does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

    (d) The Acquired Fund has qualified as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company thereunder for its taxable year ending upon the transfer of Acquiring Fund shares pursuant to Section 5(a) hereof.

    (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f) On behalf of the Acquired Fund, BST has duly authorized and validly issued all of the issued and outstanding shares of beneficial interest in the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

    (g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in
Section 4(b) hereof.

    (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets free and clear of all liens, security interests and other encumbrances.

    (i) The Financial Statements of the Acquired Fund, copies of which have been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and, if applicable, as of the most recently completed semi-annual period, and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated in accordance with generally accepted accounting principles.

    (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

    (k) The Acquired Fund does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it. There are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by this Plan.

    (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquired Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (n) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

    (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement.

    7. CERTAIN REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. AVP, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

    (a) AVP is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its assets and to carry out its obligations under this Plan. The Board of Directors of AVP duly established and designated the Acquiring Fund as a series of AVP and each class of shares of the Acquiring Fund as a class of the Acquiring Fund. AVP is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect as of the Effective Time.

    (b) On behalf of the Acquiring Fund, AVP has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into and carry out this Plan, and to consummate the transactions contemplated herein.

    (c) The Board of Directors of AVP has duly authorized the execution and delivery of this Plan and the transactions contemplated herein by AVP on behalf of the Acquiring Fund. Duly authorized officers of AVP have executed and delivered this Plan. Assuming that this Plan has been duly authorized and executed by BST on behalf of the Acquired Fund, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Articles of Incorporation of AVP, its By-Laws or any material agreement to which the Acquiring Fund is subject. AVP does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

    (d) The Acquiring Fund has qualified as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company thereunder for its current taxable year.

    (e) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for the approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquiring Fund shall
(i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f) On behalf of the Acquiring Fund, AVP has duly authorized and validly issued all of the issued and outstanding shares of common stock of the Acquiring Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. AVP has duly authorized shares of the Acquiring Fund to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such shares of the Acquiring Fund shall be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor are there any securities convertible into shares of the Acquiring Fund.

    (g) The Acquiring Fund does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it. There are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

    (h) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (i) AVP, on behalf of the Acquiring Fund, has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. AVP, on behalf of the Acquiring Fund, will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (j) Since the date of the Financial Statements of the Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. For this purpose, negative investment performance shall not be considered a material adverse change.

    (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Plan, other than the effectiveness of the N-14 Registration Statement.

    8. CONDITIONS TO THE OBLIGATIONS OF EACH FUND. The obligations of each Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a) The shareholders of the Acquired Fund shall have approved the Acquisition in the manner required by BST's Declaration of Trust, its By-Laws and applicable law. If shareholders of the Acquired Fund fail to approve the Acquisition, that failure shall release the Funds of their obligations under this Plan.

    (b) Each of AVP and BST shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its President, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan are true and correct in all material respects at and as of the Effective Time.

    (c) AVP, on behalf of the Acquiring Fund, and BST, on behalf of the Acquired Fund, shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

    (d) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund or the Acquiring Fund since December 31, 2000. For this purpose, negative investment performance shall not be considered a material adverse change.

    (e) The Acquiring Fund and the Acquired Fund shall have received an opinion of Ropes & Gray, in form and substance reasonably satisfactory to each of them, based upon representations made in certificates provided by the Funds, their affiliates and/or principal stockholders and dated as of the Closing Date, substantially to the effect that, based on facts and assumptions stated therein, for federal income tax purposes:

        (1) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        (2) each stockholder of the Acquired Fund will recognize no gain or loss on such stockholder's receipt of shares of the Acquiring Fund (including any fractional share to which the stockholder may be entitled) in exchange for the stockholder's shares of the Acquired Fund in connection with the Acquisition;

        (3) neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Liabilities pursuant to this Plan or upon the distribution of shares of the Acquiring Fund to stockholders of the Acquired Fund in exchange for their respective shares of Acquired Fund;

        (4) the holding period and tax basis of the Assets acquired by the Acquiring Fund will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

        (5) the aggregate tax basis of the Acquiring Fund shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (6) the holding period of the Acquiring Fund shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date; and the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under section 383 of the Code.

    (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the shares of the Acquiring Fund, and the SEC shall not have instituted and to the knowledge of the Acquiring Fund shall not be contemplating instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

    (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

    (h) The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

    (i) Neither party shall have terminated this Plan pursuant to Section 12 of this Plan.

    9. ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF THE ACQUIRED FUND. The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following additional conditions precedent:

    (a) The Acquired Fund shall have received an opinion of counsel to AVP in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

        (1) AVP is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act, and the Acquiring Fund is a duly established series thereof;

        (2) This Plan has been duly authorized, executed and delivered by AVP, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Plan by BST, on behalf of the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

        (3) The shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Acquiring Fund;

        (4) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Articles of Incorporation of AVP, its By-Laws or any agreement of the Acquiring Fund known to such counsel, after reasonable inquiry; and

        (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Acquiring Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

    In rendering such opinion, counsel to AVP may (i) rely on the opinion of Maryland counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and
(v) rely on certificates of officers or directors of AVP as to factual matters.

    10. ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF THE ACQUIRING FUND. The obligations of the Acquiring Fund with respect to the Acquisition shall be subject to the following additional conditions precedent:

    (a) The Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

        (1) BST is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is an open-end, management investment company registered under the 1940 Act, and the Acquired Fund is a duly established series thereof;

        (2) This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of this Plan by AVP, on behalf of the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

        (3) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Declaration of Trust of BST, its By-Laws or any agreement of the Acquired Fund, known to such counsel, after reasonable inquiry; and

        (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Acquired Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

    In rendering such opinion, Kirkpatrick & Lockhart, LLP may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof,
(iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or Trustees of BST as to factual matters.

    (b) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of its investment company taxable income, (as defined in Code section 852), if any, and all of its net capital gain (as defined in Code section 1222), if any.

    (c) The Acquiring Fund shall have received a letter from Brinson Advisors, Inc. in which Brinson Advisors, Inc. agrees to indemnify the Acquiring Fund and its affiliates in respect of any and all liabilities of the Acquired Fund that are not reflected in the net asset value of the Acquired Fund as of the Valuation Time, such agreement to be in a form satisfactory to the Acquiring Fund.

    11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. No representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) shall survive the completion of the transactions contemplated herein.

    12. TERMINATION OF PLAN. A majority of the Board of Directors of AVP or the Board of Trustees of BST may terminate this Plan at any time before the applicable Effective Time if: (i) the conditions precedent to the Fund's obligations set forth in Sections 8, 9 or 10, as appropriate, are not satisfied; or (ii) the Board of Directors of AVP or the Board of Trustees of BST determines that the consummation of the Acquisition is not in the best interests of the relevant Fund or its shareholders and gives notice of such termination to the other party.

    13. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

    14. BROKERAGE FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

    15. AMENDMENTS. The parties may, by agreement in writing authorized by its respective Board, amend this Plan at any time before or after the shareholders of the Acquired Fund approve the Acquisition. However, after shareholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of either party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

    16. WAIVERS. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

    17. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

    18. UPDATING OF N-14 REGISTRATION STATEMENT. If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

    19. LIMITATION ON LIABILITIES. The obligations of each Fund shall not bind any of the directors, trustees, shareholders, nominees, officers, employees or agents of BST or AVP personally or any series of either AVP or BST except the parties hereto, but shall bind only the Acquired Fund or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only BST, on behalf of the Acquired Fund, or AVP, on behalf of the Acquiring Fund, as applicable.

    20. TERMINATION OF THE ACQUIRED FUND. If the parties complete the Acquisition, the Acquired Fund shall terminate and dissolve.

    21. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

    For the Acquired Fund:

        [Acquired Fund] of Brinson Series Trust
        51 West 52nd St.
        New York, New York 10019
        Attention: Secretary

    For the Acquiring Fund:

        [Acquiring Fund] of Alliance Variable Products Series Fund, Inc. 1345 Avenue of the Americas
        New York, New York 10105
        Attention: Secretary

    22. EXPENSES. Alliance Capital Management L.P., the investment adviser to the Acquiring Fund, and Brinson Advisors, Inc., the investment manager to the Acquired Fund, will share equally all expenses incurred in connection with this Plan, and all transactions contemplated hereby, whether or not the Acquisition is consummated.

    23. GENERAL. This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

    In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

                                    BRINSON SERIES TRUST, on behalf of
                                    [Acquired Fund]

Attest:

By:                                 By:
     ----------------------------        ----------------------------
     Name:                               Name:
     Title:                              Title:

                                    Alliance Variable Products Series
                                    Fund, Inc., on behalf of
                                    [Acquiring Fund]

Attest:

By:                                 By:
     ----------------------------        ----------------------------
     Name:                               Name:
     Title:                              Title:

Accepted and agreed with respect to
Section 22 only:

Alliance Capital Management L.P.

By:  Alliance Capital Management
     Corporation, its General
     Partner

By:
     -----------------------------

Name:
     -----------------------------

Title:
     -----------------------------

Accepted and agreed with respect to
Section 22 only:

Brinson Advisors, Inc.

By:
     -----------------------------

Name:
     -----------------------------

Title:
     -----------------------------

                                   APPENDIX B
       EXCERPTS FROM ALLIANCE FUND ANNUAL REPORT DATED DECEMBER 31, 2000

                       MANAGEMENT DISCUSSION AND ANALYSIS

                             TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE

    The Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

MARKET REVIEW

    In stark contrast to the beginning of the year "New Millennium fanfare," the U.S. economy hobbled through year-end in rather tired shape. In 2000, bold "New Era" proclamations succumbed to the laws of financial gravity and the Internet was deemed not to be ready for prime time. The NASDAQ imploded (down 39% for the year and 54% off its March high), taking consumer confidence down with it. As the trajectory of economic growth became less certain, fixed income and equity investors sharpened their pencils and concluded that the economics of many a "New Era" business model just would not work. Against this backdrop of heightened sensitivity to financial risk, conservative assets performed better than risky assets, reversing the trend of the prior two years (at least in equities). Generally, global capital markets saw high quality assets perform better than low quality assets and fixed investments perform better than equities.

    Over the six- and 12-month periods ended December 31, 2000, the Lehman Government/Credit Index returned 7.36% and 11.85%, respectively. Corporate bonds underperformed, returning 9.39% for the 12-month period. During 2000, investors were challenged to avoid problem situations in rapidly deteriorating credits, both operationally (Bank of America, Conseco, Finova, Xerox, auto part firms and most retailers) and special situations (Owens Corning and other Asbestos exposed companies). Decelerating corporate earnings growth, escalating defaults, tighter credit availability, and expectations of weaker economic growth in 2001 argue for caution. Many industries continue to be plagued by over-capacity and are wrestling with short-term pressures from higher energy costs and tight labor markets.

    As for equities, smaller and more mid-sized companies performed better than large companies, and value stocks significantly outperformed growth stocks. For the full calendar year, value stocks delivered their best returns ever when compared to growth stocks as the extreme disconnect in last year's market, between the underlying economic values of businesses as compared to their equity market valuations, appears to have undergone a substantial adjustment. As measured by the Russell 1000 Value Index, value stocks were up 7.1%, while growth stocks, as measured by the Russell 1000 Growth Index, were down 22.4%.

EQUITIES

    The Portfolio's equity investments meaningfully outperformed the S&P 500 during the past six- and 12-month periods ended December 31, 2000. Our strong performance was driven in large part by the success of our value style philosophy and the outsized returns generated from some of our largest equity holdings. On a more thematic note, the Portfolio's performance benefited from the preference shift undertaken by investors as they reduced their holdings of risky assets in favor of more conservative ones. The attractive relationship between our investments and their underlying economic values provided great resiliency and positive impetus to Portfolio results in 2000.

    The extreme success of growth strategies in 1998 and 1999 peaked in March of last year as an unprecedented valuation anomaly opened between growth and value style securities. As evidence of slower economic growth became more prevalent through 2000, the high valuation structure of growth stocks succumbed to the pressure of downward earnings revisions and high profile, richly valued growth stocks dramatically underperformed.

    One cannot help but sit in awe of the dramatic swings in investor sentiment and stock prices that have become this market's signature feature. The combination of lower corporate profit growth expectations, partly engineered by the Federal Reserve, and the apparent lack of investor conviction underpinning the price structure of individual securities conspired to create one of the most elevated periods of market volatility ever observed. By staying focused on the economics of individual company businesses, the increase in market volatility generated many opportunities for the Portfolio to respond.

    Equity investments favorably impacting last year's performance were mainly in companies where earnings were believed to be relatively insensitive to the overall level of economic activity. In fact, many of this year's winners would have been characterized as "out-of-favor" earlier on this year. Securities negatively impacting performance were concentrated in technology and telecommunications, areas where fortunately, we were meaningfully underweighted versus the S&P 500.

FIXED INCOME

    Performance of the fixed income portion of the Portfolio modestly underperformed its benchmark (the Lehman Brother's Government Corporate Index) as widened corporate spreads negatively impacted the Portfolio's BBB rated bonds. The Portfolio's shorter-than-market duration, relatively high cash position, and lack of government agencies also contributed to the shortfall. During December, cash was deployed to increase duration, agencies, and corporate bonds. At year-end, the Portfolio's positions were more closely aligned to our fixed income benchmark. Duration was lengthened to 5.5 years (comparable to the index) in expectation of lower Treasury yields in 2001. Investments in non-investment grade securities remained moderate and relatively high in quality. These actions allowed the Portfolio to narrow its performance differential relative to its benchmark in December and positioned it for outperformance in 2001.

    Our fixed-income investments are positioned to benefit from lower interest rates and greater demand for spread product in 2001 as risk spreads revert to more normal levels in the wake of the Fed's efforts to increase system liquidity. We will continue to closely monitor economic developments and, as long as a recession is not envisioned, selectively add corporate bonds to the Portfolio. We shall continue to actively trade positions when securities reach fairly valued prices and will strive to minimize exposure to weakening credits.

INVESTMENT RESULTS(3)

    Over the six- and 12-month periods ended December 31, 2000, the Total Return Portfolio significantly outperformed its composite benchmark (40% Lehman Brothers Government/Credit Bond Index and 60% S&P 500 Stock Index). The Total Return Portfolio returned 7.91% for the six-month period and 12.52% for the 12-month period, respectively.

INVESTMENT OUTLOOK

    The Federal Reserve's policy to slow U.S. economic activity to relieve potential inflation pressure appears to have achieved its desired intent. With the recent surge in disappointing corporate earnings pre-announcements confirming the perception of a slower U.S. economy, it appears the Federal Reserve has embraced a more liberal policy directive committed to engineering interest rates lower to support the economy.

    Our outlook for the economy and financial markets assume that the level of U.S. business activity will continue slowing into the first half of 2001. More

------------------------

(3) Average annual total returns are for the Portfolio's Class A shares.

determined easing by the Federal Reserve of another 100-150 basis points should help to cushion the downturn, and a reacceleration of growth to 3% is possible later this year. Elsewhere the slowdown will be less pronounced. However, we expect moderating growth to become a more consistent global theme for at least the next few quarters. Central banks will adopt more accommodative rhetoric and policies, and bond yields are more likely to move lower than higher. Slower U.S. profit growth over the next 12-18 months should keep broad stock market gains in single-digit territory.

INVESTMENT RESULTS AS OF DECEMBER 31, 2000(4)

    Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                             TOTAL RETURN PORTFOLIO

1 Years....................................   12.52%
5 Years....................................    4.36%
Since Inception (12/92)....................   12.42%

------------------------

(4) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. these figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               PERFORMANCE UPDATE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

            FUND    COMPOSITE
12/31/92*  $10,000    $10,000
12/31/93   $10,970    $11,045
12/31/94   $10,557    $10,976
12/31/95   $13,055    $14,311
12/31/96   $15,036    $16,311
12/31/97   $18,210    $16,571
12/31/98   $21,304    $20,857
12/31/99   $22,695    $25,718
12/31/00   $25,536    $29,662

*Since Inception: 12/28/92

    Past performance is no guarantee of future results.

    These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

                            INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

    The International Portfolio seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

MARKET REVIEW

    The Year 2000 began with much fanfare. The world had entered into a new decade, a new century and a new millennium. Global markets continued their "race to the moon" with a 1% gain in the world markets, a 3% gain in the

Standard & Poor's (S&P) 500 Stock Index and a powerful 10.7% gain in the NASDAQ in the first quarter of 2000. Technology, media and telecommunication (TMT) stocks maintained their reign of superior performance. We had entered the world of the "new" economy, a new way of life.

    What a difference a year makes. The great engine of global growth, the U.S. economy, began to sputter and subsequently slow, the technology revolution lost its fire and technology stocks began to crumble under the weight of overextended valuations. Global markets nose-dived, the euro touched new lows, the Japanese recovery became unconvincing and the U.S. finally ended a heated and chaotic election.

    Despite the triumphant beginning and great expectations for 2000, global markets returned the worst results seen in a decade. The Morgan Stanley Capital World Index and the Morgan Stanley Capital Index (MSCI) Europe, Australasia and Far East (EAFE) Index were down 13.2% and 14.2%, respectively. The S&P 500 declined 9.1% and the NASDAQ dropped 39.3%. The euro declined 6.3% versus the U.S. dollar and hit a low of .827 per U.S. dollar in November. The Japanese yen fell 10.5% against the greenback.

    The swing in market sentiment towards economic growth was swift this past year. Only 12 months prior, annualized fourth quarter growth for U.S. gross domestic product (GDP) was over 8%. That compares with a 2.7% consensus forecast for fourth quarter 2000. Certainly, the continuous increasing of interest rates around the world by central banks had a dampening effect on global economies. High energy prices also served as a brake on economic growth. In addition, the stockpiling of inventories, particularly in the technology arena, in order to ameliorate earlier problems of drastic component shortages, may have exacerbated the situation, causing growth to decline more rapidly. Signs of growing inventories and shorter lead times upset the markets, and technology stocks tumbled as a result.

    With concerns over economic growth and slowing demand, the easy capital flows for internet-related investments during the prior two years suddenly ceased, and certain credit markets around the world tightened rapidly. As a result, those companies with shaky and/or extended business models and no immediate cash flow soon fell by the wayside. With continuous news of dot.com bankruptcies, technology companies' earnings misses and market declines, the consumer has taken a rather sober view of the world recently, and has in turn, affected global growth negatively. This year's holiday spending may have been the lowest in years.

INVESTMENT RESULTS(5)

    With a growth bias, the Portfolio underperformed the MSCI EAFE Index for the year 2000. The overweight position in TMT stocks hurt performance of the Portfolio on a relative basis, leading to a -19.86% return for the year. Mitigating the negative results vis-a-vis the Index were the Portfolio's large positions in financial and pharmaceutical stocks. Relative to global growth indices, such as the MSCI EAFE Growth Index, the Portfolio returned superior results given the holdings in these latter groups.

INVESTMENT OUTLOOK

    Our investment process has always stressed valuation as well as growth and we continue to focus on those stocks where the most exciting growth is available at the best price. The Portfolio is diversified among industries and concentrated in those companies offering the best earning visibility over the next year. We remain fully invested and believe the focus on strong relative earnings fundamentals will be rewarded by the markets in the future and over the long-term.

PORTFOLIO STRATEGY

    In Europe, media and telecommunication stocks were the hardest hit sectors in the Portfolio as the market grasped for clarity on valuations. As mobile phone providers bid colossal amounts for third generation licenses, investors began to question the ultimate returns expected. Concerns over balance sheet strength and ballooning capital expenditures replaced last year's fascination with subscriber growth and monumental mergers. In Europe, as in the U.S., cable companies lost their luster, and the promise of interactive television moved realistically further into the future. Again, similar to the U.S., the largest contributors to performance in Europe were financial and health care-related stocks.

    Despite Japan's weak showing this year (the MSCI Japan Index was down 28.2% in 2000), the Portfolio's holdings in the region contributed positively to performance. The increase in value of the pharmaceutical, financial, and consumer stock positions more than offset the decline in technology-related holdings.

    Asia Pacific performance was mixed for the year. Positions in China and Hong Kong added to performance, while positions in Australia and Korea detracted from performance.

------------------------

(5) Average annual total returns are for the Portfolio's Class A shares.

    The shift in psychology has been very rapid and has spread to almost all sectors of the economy. With the exception of financials, energy/utilities, pharmaceutical and consumer staples, all other industry sectors underperformed the world markets during 2000. Investor concerns are myopic in nature with extreme focus on the upcoming quarter's results with little or no value ascribed to growth prospects over the next 12-18 months. Despite the obvious change in global growth fundamentals, we believe the pendulum is beginning to swing too far to the other side. Global markets seem to be discounting a rather negative earnings scenario. With the decline in earnings estimates around the world complemented by numerous analyst-rating downgrades, global markets have settled into more realistic expectations, which we believe is favorable for the market. Although timing is very difficult, we believe 2001 can bring recovery to global markets. With the recent shift in focus from inflation to economic growth by the Federal Reserve, the U.S. will likely see the Fed lower rates further in the year 2001. In addition, there are signs of growing concerns of central bank members over an economic slowdown in both the Europe/UK and the Japan regions, which may result in lower rates outside the U.S. as well.

INVESTMENT RESULTS AS OF DECEMBER 31, 2000(6)

    Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                            INTERNATIONAL PORTFOLIO

1 Year.....................................   19.86%
5 Years....................................    7.08%
Since Inception (12/92)....................    9.08%

------------------------

(6) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               PERFORMANCE UPDATE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INTERNATIONAL

            FUND    MSCI EAFE INDEX  LIPPER INTERNATIONAL FUNDS AVG
12/31/92*  $10,000          $10,000                         $10,000
12/31/93   $12,160          $13,294                         $13,625
12/31/94   $12,975          $14,366                         $13,572
12/31/95   $14,254          $16,026                         $15,049
12/31/96   $15,287          $17,045                         $17,014
12/31/97   $15,796          $17,396                         $18,044
12/31/98   $17,852          $20,933                         $20,521
12/31/99   $25,034          $26,647                         $28,151
12/31/00   $20,062          $22,928                         $23,629

*Since Inception: 12/92

    Past performance is no guarantee of future results.

    These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

                             GLOBAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

    The Global Bond Portfolio (the "Portfolio") seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign securities.

MARKET REVIEW

    After a strong first half of the year, the global economy lost some momentum during the third quarter. Past interest rate increases, stable-to-lower stock prices, and higher oil prices dampened global growth. Monetary policy makers retained their tightening bias, but appeared to be nearing the end of their tightening cycle.

    In the U.S., economic growth moderated with a downshift in consumer spending. In May, the U.S. Federal Reserve raised interest rates by 50 basis points from 6.00% to 6.50%. Faced with a growing budget surplus, the Treasury began a long-term project to reduce the supply of outstanding government debt. Therefore, even in the face of higher official rates, the two-year Treasury yields fell from 6.72% to 5.91%, while 30-year Treasury yields fell from 5.99% to 5.79%. Stable growth allowed the Federal Reserve to hold rates steady thus far and their focus remains on inflationary imbalances in the labor market and inflation threats from higher oil prices.

    In the euro region, a weaker euro currency and higher oil prices dampened consumer confidence. Similar to the U.S., European monetary policy makers have also retained their aggressive attitudes.

    In Japan, the economy remains fragile and dependent on public spending and exports. There appears to be a moderation in private demand and a substantial decline in public spending. The Bank of Japan (BOJ) abandoned its "zero-rate" policy in August and raised its short-term rates to 0.25%.

    Global economic growth remained strong, as most individual country returns were positive toward the end of 2000. Ecuador posted the largest gain as a result of its progress in the dollarization process and debt restructuring reforms (Dollarization is the official adoption of the U.S. dollar as the currency of choice in a foreign country). Within the Latin American region, performance of Venezuelan debt remained positive, helped by rising oil prices (Venezuela is very dependent on oil exports). Other individual outperformers included Mexico and Brazil. Peru was among the worst performers on the back of growing political and economic uncertainties.

    The external environment has been very supportive of Mexican debt over the past six months as it benefited from a strong U.S. economy and robust oil prices. Internal factors such as sound fiscal policy, a credit rating upgrade to investment quality and a peaceful election also enhanced the performance of Mexican bonds. These positive credit events led to the lowering of the yield premium over Treasuries that investors demand from their Mexican holdings. The July election marked the first time that Mexico has seen a peaceful and democratic transfer of power between political parties. In Argentina, economic growth remains anemic, and the country has been severely hampered by external shocks -- restrictive U.S. monetary policy, a weak euro currency and low agricultural commodity prices.

INVESTMENT RESULTS(7)

    During the reporting period ended December 31, 2000, the Portfolio underperformed the benchmark, as represented by the Salomon Smith Barney World Government Bond Index (unhedged), over the 12-month period posting a return of 1.17% as compared to 1.59%, respectively. However, over the six-month reporting period, the Portfolio outperformed the benchmark with a return of 1.86% as compared to 1.56%, respectively.

INVESTMENT OUTLOOK

    Although we expect the U.S. economy to slow further during the first half of 2001, we do not anticipate an outright recession. Further aggressive easing by the Federal Reserveas much as another 100 to 150 basis pointsshould help cushion the downturn and make a re-acceleration of growth to 3% later this year possible. In our view, the Federal Reserve will continue to lower rates, the yield curve will steepen further, and volatility will likely remain high. The fundamental economic causes of the current slowdown are harder for the Federal Reserve to ameliorate than the more purely financial challenges of 1995 and 1998. As a result, rates are likely to fall further and stay low for a sustained period of time.

    Although the prospects of an easier monetary policy in the U.S. and a likely end to global tightening should benefit emerging markets, a hard landing for the U.S. would probably cancel those gains, while the effects of further declines in oil prices will vary from country to country. On balance, we look for oil-importing countries to benefit, while oil exporters will be negatively affected.

    Despite the inevitable variation across countries, we believe that most emerging-market governments remain committed to necessary economic and financial reforms. Going forward, we believe emerging-market debt will continue to produce attractive returns, albeit with considerable volatility over the medium term.

    Average annual total returns are for the Portfolio's Class A shares.

------------------------

(7) Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS AS OF DECEMBER 31, 2000(8)
Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                             GLOBAL BOND PORTFOLIO

1 Year......................................   1.17%
5 Years.....................................   2.99%
Since Inception (7/91)......................   6.24%

                               PERFORMANCE UPDATE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GLOBAL BOND

                     SALOMON BROTHERS WORLD
             Fund  Gov't Bond Index (unhedged)
7/31/91*  $10,000                      $10,000
12/31/91  $11,100                      $11,436
12/31/92  $11,641                      $12,068
12/31/93  $12,939                      $13,670
12/31/94  $12,272                      $13,991
12/31/95  $15,306                      $16,655
12/31/96  $16,257                      $17,258
12/31/97  $16,366                      $17,298
12/31/98  $18,676                      $19,944
12/31/99  $17,534                      $19,093
12/31/00  $17,740                      $19,396

*Since Inception: 12/92

    Past performance is no guarantee of future results.

------------------------
(8) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

                           GROWTH & INCOME PORTFOLIO

INVESTMENT OBJECTIVE

    The Growth & Income Portfolio seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

MARKET REVIEW

    For the full calendar year, value stocks delivered their best returns ever as compared to growth stocks at the extreme disconnect in last year's market. Between the underlying economic values of businesses compared to their equity market valuations, a substantial adjustment appears to have occurred. As measured by the Russell 1000 Value Index, value stocks were up 7.1%, while growth stocks, as measured by the Russell 1000 Growth Index, were down 22.4%.

    The extreme success of growth strategies in 1998 and 1999 peaked in March of 2000 as an unprecedented valuation anomaly opened between growth and value style securities. As evidence of slower economic growth became more prevalent through the calendar year, the high multiple structure of growth succumbed to the pressure of downward earnings revisions, and expensive growth stocks dramatically underperformed.

    One cannot help but sit in awe of the dramatic swings in investor sentiment and stock prices that have become this market's signature feature. The combination of lower corporate profit growth expectations, partly engineered by the Federal Reserve, and the apparent lack of investor conviction underpinning the price structure of individual securities conspired to create one of the most elevated periods of market volatility ever observed. By staying focused on the economics of individual company businesses, the increase in market volatility generated many opportunities for the Portfolio.

    The Federal Reserve's policy to slow U.S. economic activity and relieve potential inflation pressure appears to have achieved its desired intent. As always, the key questions for investors relate to the levels of interest rates and earnings. With the recent surge in disappointing corporate earnings pre-announcements confirming the perception of a slower U.S. economy, it seems appropriate to conclude that the Federal Reserve's policy focus will continue to be more hospitable than was the case in 1999 and 2000.

INVESTMENT RESULTS(9)

    For the 12-month period ended December 31, 2000, the Alliance Variable Products Series Growth & Income Portfolio generated a 13.89% return, compared with a return of -9.10% for the S&P 500 Index and -0.59% for the Lipper Growth and Income Funds Average (using 1546 funds from Lipper's Variable Annuity Universe). The broad market declined sharply in 2000 as evidenced by the S&P 500's decline and NASDAQ's 39.3% plunge. Generally, small and mid-sized companies performed better than large companies, and value stocks significantly outperformed growth stocks.

PORTFOLIO STRATEGY

    The Portfolio's performance benefited from the preference shift undertaken by investors as they reduced their holdings of risky assets in favor of more conservative ones. The attractive relationship between our investments and their underlying economic values provided great resiliency and positive impetus to the Portfolio's results in this year's difficult market. Securities favorably impacting the Portfolio's performance were mainly investments in companies where company earnings are believed to be relatively insensitive to overall economic activity.

    Securities negatively impacting performance were concentrated in the technology and telecommunications sectors.

    Average annual total returns are for the Portfolio's Class A shares.

------------------------

(9) Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS AS OF DECEMBER 31, 2000(10)

    Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                           GROWTH & INCOME PORTFOLIO

1 Year.....................................   13.89%
5 Years....................................   19.63%
Since Inception (1/91).....................   15.30%

                               PERFORMANCE UPDATE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH & INCOME

           FUND    S&P 500 STOCK INDEX  LIPPER G&I FUNDS AVG
1/31/91*  $10,000              $10,000               $10,000
12/31/91  $10,350              $12,497               $12,264
12/31/92  $11,171              $13,448               $13,145
12/31/93  $12,477              $14,800               $14,734
12/31/94  $12,434              $14,995               $14,614
12/31/95  $16,879              $20,623               $19,143
12/31/96  $20,945              $25,355               $23,018
12/31/97  $26,976              $33,811               $29,268
12/31/98  $32,611              $43,480               $34,685
12/31/99  $36,319              $52,626               $38,858
12/31/00  $41,362              $47,836               $37,242

*Since Inception: 1/14/91

    Past performance is no guarantee of future results.

------------------------

(10) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

                                GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

    The Growth Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

MARKET REVIEW

    The market was nervous throughout 2000 as high valuations and rising interest rates created an unstable environment for equities. Rotation among sectors was dramatic between defensive groups, health care particularly, and more aggressive sectors such as telecommunications and technology. In the fourth quarter, a serious correction in the technology sector and related industries occurred as concerns about a slowing economy raised fears of earnings disappointments. This sell-off reduced a great deal of overvaluation but exacerbated investor fears regarding the rate of earnings growth in 2001.

INVESTMENT RESULTS(11)

    During the six- and 12-month periods ended December 31, 2000, the Portfolio returned -16.08% and -17.51%, respectively. The Portfolio's benchmarks, as represented by the Russell 1000 Growth Stock Index and the Standard and Poor's (S&P) 500 Stock Index, posted returns of -25.57% and -8.71%, respectively, for the six-month period, and -22.42% and -9.10% for the 12-month period, respectively.

    Higher volatility characterized the equity market in 2000. Dramatic price swings were particularly intense during the fourth quarter. Evidence that the economy was slowing made investors cautious about future earnings growth.

------------------------

(11) Average annual total returns are for the Portfolio's Class A shares.

Pre-announcements from technology companies as well as Home Depot, Inc. and consumer durables companies increased investor nervousness. The decline was particularly adverse for technology stocks, which were selling at significant price-to-earnings ratio premiums to the market. The correction was indiscriminate, taking companies with intact fundamentals down as much as those with questionable business models. The Portfolio was underweighted in the technology sector versus growth indices throughout the year -- representation focused on leading companies was appropriate. This helped performance relative to the Russell 1000 Growth Stock Index, but hurt results relative to the S&P 500 Stock Index.

INVESTMENT OUTLOOK

    For some time, we have been expecting a slowdown in the economy led by the consumer where spending has been unsustainably strong. We were convinced that the Federal Reserve would keep real short-term rates high until slower growth was apparent. However, deceleration of growth was remarkably abrupt in the fourth quarter. Not only were investors taken aback by the severity of the slowdown, but the Federal Reserve was as well. The 50 basis point reduction in the Federal Funds Rate only three days into January signaled that the Federal Reserve did not want a recession. Going forward, we look for further rate cuts during the first half of the year depending on the tone of the economy. Slower consumer spending and reduction of excess inventories will likely subdue gross domestic product (GDP) growth in the first half of this year. Further, cutbacks in capital spending are generally expected. Inflation is expected to remain subdued, reflecting continued good productivity experience. An absence of any inflation threats gives the Federal Reserve latitude in further reducing rates. In the environment described above, profits are expected to be flat. To summarize, we look for GDP to grow around 2% in the first half of 2001, and to accelerate to 3% in the second half. Long term rates are likely to fluctuate between 5.0% and 6.0%. Inflation is estimated at 2.0% to 3.0%. In this environment, equities with intact earnings are likely to do well. Time will be required, however, before investors become comfortable with slower growth.

AREAS OF OPPORTUNITY

    Clearly, we believe this year will require even greater diligence in stock selection. We are constructive regarding equities, but believe the positive response to lower interest rates probably will be gradual. We believe the broad market indices have experienced most of the correction likely, and that stocks generally are priced attractively. The obvious exception is the technology sector, where concerns about disappointing earnings continue to create unprecedented price volatility. Patience will be required for the next one to two quarters, as investors assess the impact of lower interest rates and restoration of appropriate inventory levels. During this time, some of the Portfolio's more defensive holdings in health care and staples probably will continue to outperform. We intend to use the expected volatility in technology to consolidate holdings in those companies with unique products and undiminished leadership positions. We believe these stocks will respond strongly when investors become more comfortable about the prospect of growth resuming. Finally, financial services will continue to be an important position of the Portfolio for all the reasons previously cited: they are beneficiaries of consolidation both domestically and abroad; merger and acquisition activity likely will pick up as interest rates decline; and valuation levels are compelling. The proposed change by the Financial Accounting Standards Board
(FASB) to eliminate goodwill in corporate combinations also would be an added positive if passed.

    Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS AS OF DECEMBER 31, 2000(12)

    Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                                GROWTH PORTFOLIO

1 Year................................     17.51%
5 Years...............................     18.99%
Since Inception (9/94)................     21.42%

------------------------

(12) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               PERFORMANCE UPDATE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH

           FUND    RUSSELL 1000 GROWTH INDEX  S&P 500 STOCK INDEX
9/30/94*  $10,000                    $10,000              $10,000
12/31/94  $10,530                    $10,075               $9,998
12/31/95  $14,239                    $13,821              $13,751
12/31/96  $18,295                    $17,017              $16,906
12/31/97  $23,788                    $22,205              $22,545
12/31/98  $30,621                    $30,800              $28,992
12/31/99  $41,176                    $41,012              $35,090
12/31/00  $33,967                    $31,815              $31,896

*Since Inception: 9/15/94

    Past performance is no guarantee of future results.

    These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

                           U.S./HIGH GRADE PORTFOLIO

INVESTMENT OBJECTIVE

    The U.S. Government/High Grade Securities Portfolio (the "Portfolio") seeks a high level of current income consistent with the preservation of capital by investing principally in a portfolio of U.S. government securities and other high-grade debt securities.

MARKET REVIEW

    Following a strong first half of the year, the U.S. economy lost momentum during the third and fourth quarters. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of the year to 1.8% in the second half. Past interest-rate increases, lower stock prices and higher oil prices contributed to the slowdown. The Federal Reserve removed its tightening bias late in the year in response to slower economic growth.

    The U.S. bond market as measured by the Lehman Brothers Aggregate Bond Index (the "Index") returned 11.63% during 2000 -- its best annual return since 1995. In general, fixed-income securities benefited from slowing economic growth and weak equity markets in 2000. Among the traditional sectors of the Index, U.S. Treasuries posted the strongest result at 13.52%, followed by commercial mortgage-backed securities (CMBS) at 13.47%, U.S. agencies at 12.18%, mortgage-backed securities (MBS) at 11.16%, asset-backed securities (ABS) at 10.84% and investment-grade corporates at 9.39%. Higher-quality securities outperformed lower-quality securities as the economy slowed and investors sought out less risky instruments. U.S. Treasuries also benefited from the government's plan to use the fiscal surplus to reduce outstanding government debt. Longer-maturity issues outperformed shorter issues as expectations for interest rate cuts rose.

    The CMBS sector benefited from increased investor interest due to credit deterioration in other fixed-income sectors, as well as from sound commercial real estate fundamentals. Real estate markets in general remained healthy, and capital market participation in commercial real estate finance should mitigate some of the valuation fluctuations that have occurred in the past. In addition, the Department of Labor finally declared all investment-grade classes of CMBS to be ERISA eligible, which increased demand incrementally for double A through triple B rated CMBS securities. Rising prepayment expectations dampened MBS performance, though less so than we had anticipated. Because mortgage interest rates stand at their lowest level since the spring of 1999, more of the sector is subject to refinancing risk than at any time in the past three years. The investment-grade corporate sector posted relatively weak results because of deteriorating corporate earnings, rising defaults, tighter credit availability and expectations of weaker economic growth in 2000.

INVESTMENT RESULTS(13)

    For the 12-month period ended December 31, 2000, the Portfolio returned 11.08%, compared with 12.78% for its composite benchmark (a blend of 67% Lehman Brothers (LB) Government Bond Index and 33% LB Credit Bond Index). In the first half of the year, our maturity structure detracted from our relative performance: our Treasury holdings were in a barbell structure, between short and long maturities when the Treasury yield curve became less inverted during the second quarter. However, our subsequent repositioning of our maturity structure in anticipation of a steepening

------------------------

(13) Average annual total returns are for the Portfolio's Class A shares.

yield curve added significantly to our relative returns in the second half of the year. In fact, our concern regarding a slowing economy and the resulting decline in interest rates proved well justified.

    The stock market weakened, consumers scaled back and the Treasury yield curve steepened as a result of slowing economic growth. The Portfolio also benefited from our underweighting of the corporate sector in light of slowing economic growth, and from our focus on higher-quality corporates in a deteriorating credit environment. The agency sector, in which we gradually increased holdings to an overweight position, also contributed to performance. Our mortgage security selection had the greatest negative impact on the Portfolio's relative returns. As interest rates declined and the Federal Reserve prepared to cut rates late in the year, the risk increased that homeowners would begin to refinance their higher-interest home loans. In response, we shifted into lower-coupon mortgage pass-throughs, which are better protected from this prepayment risk. When prepayment risk depressed mortgage performance less than we had anticipated in the fourth quarter, our holdings of lower-coupon mortgages dampened the Portfolio's relative performance.

INVESTMENT OUTLOOK

    While the odds of a "hard landing" for the U.S. economy have risen in recent months, the fact that the Federal Reserve moved so quickly in the new year to lower interest rates should help to ensure a "soft landing." We believe that the economy will slow in 2001 to a 2.5% to 3% growth rate, with most of the slowing coming in the first half.

    In our view, the Federal Reserve will likely continue to lower rates, the yield curve will steepen further and volatility will remain high. In anticipation of a steepening yield curve, we are concentrating the Portfolio in intermediate maturities. Within the government sector, we expect to remain overweighted in both Treasury and agency debt. On the one hand, lower rates and a steeper yield curve bode well for the corporate sector; on the other hand, the credit cycle is clearly in a downtrend, and earnings disappointments abound. Therefore, over the near term, we plan to maintain a neutral exposure to the sector. Falling interest rates and the rising prepayments that accompany them cause us to remain underweighted in mortgages and to focus our holdings on lower-coupon securities, which will be less subject to a wave of mortgage refinancings.

    Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS AS OF DECEMBER 31, 2000(14)

    Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

1 Year.....................................   11.08%
5 Years....................................    5.50%
Since Inception (9/92).....................    5.95%

                               PERFORMANCE UPDATE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. GOVERNMENT/HIGH-GRADE SECURITIES

           FUND    COMPOSITE
9/30/92*  $10,000    $10,000
12/31/92   $9,890     $9,988
12/31/93  $10,800    $11,069
12/31/94  $10,364    $10,721
12/31/95  $12,360    $12,711
12/31/96  $12,675    $13,114
12/31/97  $13,776    $14,317
12/31/98  $14,907    $15,653
12/31/99  $14,542    $15,427
12/31/00  $16,153    $17,275

*Since Inception: 9/17/92

    Past performance is no guarantee of future results.

------------------------
(14) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

                              HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE

    The High Yield Portfolio (the "Portfolio") seeks the highest level of current income available by investing principally in high-yield fixed-income securities without assuming undue risk. The Portfolio invests a substantial portion of its assets in higher-yielding, higher-risk fixed-income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

MARKET REVIEW

    During 2000, the high-yield market recorded its third consecutive year of weak performance, returning -5.21%, as represented by the Credit Suisse First Boston (CSFB) High Yield Index. This negative performance reflected the Federal Reserve's long-held tightening bias, as well as fundamental concerns about credit quality and weakening sentiment toward the telecommunications and technology sectors. Higher-than-average default levels supported these concerns. Although credit availability dried up across all investment grades, it was felt most acutely in the high-yield market, as investors avoided lending to the riskier issuers.

    In keeping with investors' preference for better quality high-yield debt, double B issuers outperformed single B issuers by more than 1200 basis points. The energy, gaming, utility and financial sectors posted the strongest returns, while entertainment, fixed communications, automotive and metals posted the weakest returns. The yield difference between the high-yield market and risk-free Treasuries reached 9.5% at year-end -- the largest yield advantage in a decade, and nearly 4% higher than levels just one year ago. Money continued to flow out of high-yield mutual funds, with outflows totaling approximately
$10 billion in 2000. Not surprisingly, high-yield debt issuance declined during the year.

INVESTMENT RESULTS(15)

    The Portfolio returned -5.15% for the 12-month period ended December 31, 2000, modestly outperforming the -5.21% return of its benchmark, the CSFB High Yield Index. Given the increasingly negative tone of the market, we moved to a more defensive posture during the year, adding double B securities. We also shortened the Portfolio's duration and acquired an overweight position in cash and in traditionally defensive sectors, such as cable and energy. As a result, the Portfolio outperformed both the index and the Lipper average high-yield fund. Our outlook for 2001 is more positive. We expect to lengthen duration, while remaining selective with regard to cyclical industries. In our analysis, single B debt will continue to be more attractive over the long term. The Portfolio will continue to be well diversified.

INVESTMENT OUTLOOK

    We believe the Federal Reserve will aggressively lower interest rates, easing in excess of an additional 100 basis points by spring of 2001. This should lead to a "soft landing" for the U.S. economy: we estimate the year 2001 U.S. economic growth rate to be approximately 3%, with the second half of 2001 outpacing the first. Slower U.S. profit growth over the next 12 months should mute stock price gains. We expect to see positive returns in high yield over the near term, reflecting interest rate stability and continued modest economic growth. Substantial returns remain dependent on increased retail and institutional demand. Prospects for the high-yield market should improve as the rate of economic growth slows and the Federal Reserve shifts to an accommodative monetary policy. With a healthy economy, a more relaxed monetary policy and high-yield securities yielding more than 13%, we believe the high-yield market offers significant value.

    Average annual total returns are for the Portfolio's Class A shares.

------------------------

(15) Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS AS OF DECEMBER 31, 2000(16)

    Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                              HIGH YIELD PORTFOLIO

1 Year....................................          -5.15%
Since Inception (10/97)...................          -2.61%

                               PERFORMANCE UPDATE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD PORTFOLIO

            FUND    CS FIRST BOSTON HIGH YIELD INDEX
10/31/97*  $10,000                           $10,000
12/31/97   $10,330                           $10,163
12/31/98    $9,949                           $10,222
12/31/99    $9,692                           $10,557
12/31/00    $9,193                           $10,007

*Since Inception: 10/27/97

    Past performance is no guarantee of future results.

------------------------

(16) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

                                QUASAR PORTFOLIO

INVESTMENT OBJECTIVE

    The Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of securities issues, by any company, in any industry that we believe to offer possibilities for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

MARKET REVIEW

    While perhaps not the global meltdown that many doomsayers had forecasted, Y2K certainly posed many challenges to small-cap growth stock investors. 2000 was a year marked by ongoing economic uncertainty, enormous volatility, massive sector rotation and, ultimately, disappointing small-cap growth stock returns. In fact, the Russell 2000 Growth Index turned in its single worst calendar year performance since its inception in 1979.

INVESTMENT RESULTS(17)

    The Quasar Portfolio finished out the year with strong second half relative performance. For the six-month period ended December 31, 2000, the Portfolio decreased in value by 12.5% versus a 23.5% decline in the Russell 2000 Growth Index. This brings the Portfolio's full-year return to -6.1%, which compares favorably to the Russell 2000 Growth Index's -22.4% return.

    As for the environment, year 2000 was filled with ups and downs. The run from January 1 to March 10 was one of the most powerful, euphoric rides ever experienced by small-cap investors. Over this timeframe, the Russell 2000 Growth Index gained more than 30%, as investors aggressively bid up new-economy stocks to unprecedented levels. The good news did not last long. Over the course of the next 25 trading sessions, the Russell 2000 Growth Index would give up all of its year-to-date gains, and then some, as it declined an astonishing 34%. Although small-cap growth stocks would stage periodic

------------------------

(17) Average annual total returns are for the Portfolio's Class A shares.

rallies of varying intensity, the Russell 2000 Growth Index ultimately went on to decline another 18% before finding a hitting bottom on December 21, 46% below the March 10 high.

    Consistent with the portfolio management team's historical discipline, the Portfolio's sector bets during the six- and 12-month periods were kept to a minimum. A modest overweight in health care and a modest underweight in technology did favorably impact relative performance for the six-month period. Overall, stock selection proved to be by far the single largest contributor to outperformance for both the six- and 12-month periods. In fact, for the year, all four-sectors significantly outperformed the Russell 2000 Growth Index.

INVESTMENT OUTLOOK

    Looking forward, we believe that small-cap growth stocks are well positioned for strong relative performance. Coming off what was obviously a disappointing year, relative valuations have improved to near-historical lows. As is the case when looking at specific stocks, however, cheap is never reason enough to expect outperformance. In the case of small-cap growth stocks, we believe a more accommodating Federal Reserve will provide the catalyst for small-cap outperformance.

    Reviewing the past 11 declining interest rate cycles, small-cap stocks have outperformed nearly 75% of the time. While performance during a Fed easing can vary dramatically, small-caps have on average outperformed large-caps by nearly 400 basis points and 700 basis points, respectively, over the six- and 12-month periods following an initial cut.

    We do not expect the road to outperformance to be without speed bumps. As is typically the case around inflection points, increased investor uncertainty is likely to keep volatility high. This will clearly pose unique challenges to small-cap investors. However, cognizant of the changes underway, the Alliance Small Cap Team is very focused on making appropriate adjustments to the Portfolio with a view toward improvements in economic activity likely later in the year.

    Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS AS OF DECEMBER 31, 2000(18)

    Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                                QUASAR PORTFOLIO

1 Year....................................          -6.09%
Since Inception (8/96)....................           6.59%

                               PERFORMANCE UPDATE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

QUASAR

           FUND    RUSSELL 2000 GROWTH INDEX
8/31/96*  $10,000                    $10,000
12/31/96  $10,640                    $10,543
12/31/97  $12,619                    $11,908
12/31/98  $12,052                    $12,054
12/31/99  $14,111                    $17,248
12/31/00  $13,252                    $13,380

*Since Inception: 8/5/96

    Past performance is no guarantee of future results.

------------------------

(18) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

Section Title                                                 Page
-------------                                                 ----
  QUORUMS...................................................    52
  NUMBER OF DIRECTORS.......................................    52
  REMOVAL OF TRUSTEES OR DIRECTORS..........................    52
  INDEMNIFICATION OF TRUSTEES, DIRECTORS AND OFFICERS.......    53
  PERSONAL LIABILITY........................................    54
  TERMINATION...............................................    55
  AMENDMENTS................................................    55
  FEDERAL INCOME TAX CONSEQUENCES...........................    55
  CAPITALIZATION............................................    57
VOTING INFORMATION..........................................    59
  RECORD DATE, QUORUM AND METHOD OF TABULATION..............    59
  SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP...............    59
  CONTACT OWNER INSTRUCTIONS................................    68
  SOLICITATION OF INSTRUCTIONS..............................    69
  REVOCATION OF INSTRUCTIONS................................    69
  SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF
    SHAREHOLDERS............................................    69
  ADJOURNMENT...............................................    69
  THIRD PARTY PROXY SOLICITATION............................    70
INFORMATION ABOUT THE PORTFOLIOS............................    70
APPENDIX A: FORM OF AGREEMENT AND PLAN OF ACQUISITION AND
 TERMINATION................................................   A-1
APPENDIX B: EXCERPTS FROM THE ALLIANCE FUND ANNUAL REPORT...   B-1
  ALLIANCE TOTAL RETURN PORTFOLIO...........................   B-1
  ALLIANCE INTERNATIONAL PORTFOLIO..........................   B-5
  ALLIANCE GLOBAL BOND PORTFOLIO............................   B-9
  ALLIANCE GROWTH & INCOME PORTFOLIO........................  B-13
  ALLIANCE GROWTH PORTFOLIO.................................  B-16
  ALLIANCE U.S./HIGH GRADE PORTFOLIO........................  B-19
  ALLIANCE HIGH YIELD PORTFOLIO.............................  B-23
  ALLIANCE QUASAR PORTFOLIO.................................  B-26

                     (continued from outside of back cover)

TABLE OF CONTENTS

Section Title                                                 Page
-------------                                                 ----
INTRODUCTION................................................     1
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS...................  2, 9
PROSPECTUS/PROXY STATEMENT..................................    13
OVERVIEW OF MERGER..........................................    16
  PROPOSED TRANSACTION......................................    16
  OPERATING EXPENSES........................................    18
  FEDERAL INCOME TAX CONSEQUENCES...........................    28
  COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
    RESTRICTIONS............................................    28
  COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE
    AND REDEMPTION PROCEDURES...............................    40
  INVESTMENT ADVISORS.......................................    41
SUMMARY OF PRINCIPAL RISKS..................................    41
  INTEREST RATE RISK........................................    41
  CREDIT RISK...............................................    42
  MARKET RISK...............................................    42
  INDUSTRY RISK.............................................    42
  BUSINESS SECTOR RISK......................................    42
  CAPITALIZATION RISK.......................................    42
  FOREIGN RISK..............................................    43
  CURRENCY RISK.............................................    43
  COUNTRY OR GEOGRAPHIC RISK................................    43
  LEVERAGING RISK...........................................    43
  DERIVATIVES RISK..........................................    44
  LIQUIDITY RISK............................................    44
  MANAGEMENT RISK...........................................    44
  FOCUSED PORTFOLIO RISK....................................    44
  ALLOCATION RISK...........................................    44
  CHART OF PRINCIPAL RISKS BY PORTFOLIO.....................    45
SPECIAL MEETING OF SHAREHOLDERS.............................    46
THE PROPOSALS...............................................    46
  APPROVAL OF AGREEMENT AND PLAN OF ACQUISITION AND
    TERMINATION.............................................    46
  TRUSTEES' RECOMMENDATIONS.................................    47
  REQUIRED SHAREHOLDER VOTE.................................    47
  BACKGROUND AND REASONS FOR THE PROPOSED MERGER............    48
INFORMATION ABOUT THE MERGERS...............................    49
  AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION.........    49
  INDEMNIFICATION OF ACQUIRING FUNDS........................    51
  DESCRIPTION OF THE MERGER SHARES..........................    51
  ORGANIZATION..............................................    51
  MEETINGS OF SHAREHOLDERS..................................    52

                      (continued on inside of back cover)

                                                        YOUR VOTE IS IMPORTANT.



         - Please fold and detach card at perforation before mailing -


INSURANCE COMPANY NAME PRINTS HERE                         BRINSON SERIES TRUST
FUND NAME PRINTS HERE                           SPECIAL MEETING OF SHAREHOLDERS
                                                               October 25, 2001

THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE ABOVE-REFERENCED INSURANCE COMPANY (THE "COMPANY") AND BY THE BOARD OF TRUSTEES ("BOARD") OF BRINSON SERIES TRUST (THE "TRUST") AND RELATES TO THE PROPOSAL INDICATED ON THE REVERSE SIDE WITH RESPECT TO THE ABOVE-REFERENCED PORTFOLIO (THE "FUND"), A SERIES OF THE TRUST. The undersigned hereby instructs the Company to vote all shares of the Fund, which are held in the account of the undersigned at the Special Meeting of Shareholders to be held on October 25, 2001, at the offices of the Trust and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. IF YOU DO NOT INDICATE A CHOICE, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                     -      Date  ______________________

                                    PLEASE DATE AND SIGN AND RETURN IT PROMPTLY
                                    IN THE ENCLOSED ENVELOPE.

                                       Sign exactly as name appears hereon.
                                    -------------------------------------------


                                    -------------------------------------------
                                                   Signature(s)

                                    For individual Contract Owners, sign your name exactly as it appears on this card. For joint Contract Owners, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. For all other Contract Owners, the name and the capacity of the individual signing should be indicated, unless it is reflected in the form of registration.

-                                                        -          BRINSON-VIC

        - Please fold and detach card at perforation before mailing -

                                    PLEASE FILL IN BOX(ES) AS SHOWN USING   /X/
                                    BLACK OR BLUE INK OR NUMBER 2 PENCIL.
                             -      PLEASE DO NOT USE FINE POINT PENS.         -

     When properly signed, the voting interest represented by this card will be directed as instructed below. If no instruction is given for the proposal, voting will be directed "FOR" the proposal.

The Board recommends that you direct a vote "FOR"
the following proposal:                                    FOR  AGAINST  ABSTAIN
                                                           / /    / /      / /
1. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Fund to the corresponding series of Alliance Variable Products Series Fund, Inc., as described in the Prospectus/Proxy Statement ("Alliance
   Portfolio"), in exchange for shares of the Alliance
   Portfolio and the assumption by the Alliance Portfolio of the stated liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund and liquidation and dissolution of the Fund.



                PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD



-                                                           BRINSON-VIC        -

                                                        YOUR VOTE IS IMPORTANT.



         - Please fold and detach card at perforation before mailing -


FUND NAME PRINTS HERE                                      BRINSON SERIES TRUST
                                                SPECIAL MEETING OF SHAREHOLDERS
                                                               October 25, 2001

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES ("BOARD") OF BRINSON SERIES TRUST (THE "TRUST") AND RELATES TO THE PROPOSAL WITH RESPECT TO THE ABOVE-REFERENCED PORTFOLIO (THE "FUND"), A SERIES OF THE TRUST. The undersigned hereby appoints as proxies Rita Rubin and Jeanne Louther and each of them (with power of substitution) to represent and vote the shares of the undersigned held as of the record date in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on October 25, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019-6028, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. IF YOU DO NOT INDICATE A CHOICE, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO THE FUND, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                     -      Date  ______________________

                                    PLEASE DATE AND SIGN AND RETURN IT PROMPTLY
                                    IN THE ENCLOSED ENVELOPE.

                                       Sign exactly as name appears hereon.
                                    -------------------------------------------


                                    -------------------------------------------
                                                   Signature(s)




-                                                        -              BRINSON

        - Please fold and detach card at perforation before mailing -


                                    PLEASE FILL IN BOX(ES) AS SHOWN USING   /X/
                                    BLACK OR BLUE INK OR NUMBER 2 PENCIL.
                             -      PLEASE DO NOT USE FINE POINT PENS.         -

     When properly signed, the voting interest represented by this card will be voted as instructed below. If no instruction is given for the proposal, voting will be "FOR" the proposal.

The Board recommends that you direct a vote "FOR"
the following proposal:                                    FOR  AGAINST  ABSTAIN
                                                           / /    / /      / /
1. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Fund to the corresponding series of Alliance Variable Products Series Fund, Inc., as described in the Prospectus/Proxy Statement ("Alliance
   Portfolio"), in exchange for shares of the Alliance
   Portfolio and the assumption by the Alliance Portfolio of the stated liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund and liquidation and dissolution of the Fund.



                PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD



-                                                               BRINSON        -